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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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TESSCO Technologies Incorporated
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TESSCO Technologies Incorporated 11126 McCormick Road Hunt Valley, Maryland USA 21031

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON
July 22, 2004

        NOTICE IS HEREBY GIVEN that the 2004 Annual Meeting of Shareholders of TESSCO Technologies Incorporated, a Delaware corporation (the "Company"), will be held at our offices located at 375 West Padonia Road, Timonium, Maryland 21093 USA, on Thursday, July 22, 2004 at 9:00 a.m., local time, for the following purposes:

  1.
  To elect two directors for a three-year term ending at the Annual Meeting of Shareholders to be held in 2007 and until their respective successors are duly elected and qualify.

  2.
  To approve the readoption of the Company's 1994 Stock and Incentive Plan (the "1994 Plan") and the extension of the date which awards may be granted under the 1994 Plan to July 22, 2009.

  3.
  To ratify the appointment of Ernst & Young LLP as the Company's independent public accountants for fiscal year 2005.

  4.
  To act upon any other matter which may properly come before the Annual Meeting or any adjournment or postponement thereof.

        The Board of Directors of the Company has fixed the close of business on June 1, 2004 as the record date for determining shareholders of the Company entitled to notice of and to vote at the Annual Meeting. A list of shareholders as of the record date will be available for inspection at the Company's corporate headquarters during business hours for a period of ten days before the Annual Meeting.

        The primary purpose of the 2004 annual meeting will be to tabulate the votes cast on the above matters. It is not anticipated that any other business will be conducted at that time.

        We invite your attention to the attached Proxy Statement and to the enclosed Annual Report of the Company for the fiscal year ended March 28, 2004.

By Order of the Board of Directors,

David M. Young Corporate Secretary

Hunt Valley, Maryland
June 17, 2004

EVEN IF YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON.

TESSCO Technologies Incorporated
11126 McCormick Road
Hunt Valley, Maryland USA 21031

PROXY STATEMENT

INTRODUCTION

General

        This Proxy Statement is furnished to shareholders of TESSCO Technologies Incorporated, a Delaware corporation (the "Company"), in connection with the solicitation by the Board of Directors of the Company of proxies for use at the Annual Meeting of Shareholders to be held at our offices located at 375 West Padonia Road, Timonium, Maryland 21093, on Thursday, July 22, 2004 at 9:00 a.m., local time, and at any adjournment or postponement thereof.

Solicitation

        The solicitation of proxies is being made primarily by mail, but directors, officers, employees, and contractors retained by the Company may also engage in the solicitation of proxies by telephone. The cost of soliciting proxies will be borne by the Company. The Company has retained the services of Innisfree M&A Incorporated to assist in the solicitation of proxies at a cost to the Company not to exceed $6,500. In addition, the Company may reimburse brokers, custodians, nominees and other record holders for their reasonable out-of-pocket expenses in forwarding proxy material to beneficial owners.

        This Proxy Statement and the accompanying form of proxy are being sent to shareholders on or about June 18, 2004.

Voting Rights and Outstanding Shares

        The Board of Directors of the Company has fixed the close of business on June 1, 2004 as the record date for determining the shareholders of the Company entitled to notice of and to vote at the Annual Meeting. On the record date, 4,440,888 shares of Common Stock, $0.01 par value per share, of the Company were issued and outstanding. Each share of Common Stock entitles the holder to one vote on each matter to be voted on at the Annual Meeting. There is no cumulative voting for the election of directors.

        The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. In the event there are not sufficient votes for a quorum or to approve any proposal at the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

        Your vote is important.    Because most of our shareholders cannot attend the Annual Meeting in person, it is necessary for a large number to be represented by proxy. Most shareholders have a choice of voting over the Internet, by using a toll-free telephone number or by completing a proxy card and mailing it in the postage-paid envelope provided. Please check your proxy card or the information forwarded by your bank, broker or other holder of record to see what options are available to you. If you vote by proxy over the Internet, please be aware that you may incur costs such as telecommunication and Internet access costs for which you may be responsible. The Internet and telephone proxy vote facilities for shareholders of record will close at 11:00 p.m. Eastern Daylight Time on the business day prior to the Annual Meeting day.

        A shareholder may, with respect to the election of directors, (i) vote "FOR" the election of the named director nominees, (ii) "WITHHOLD AUTHORITY" to vote for all named director nominees, or (iii) vote for the election of all director nominees other than any nominee with respect to whom the shareholder withholds authority to vote. A shareholder may, with respect to each other matter specified in the notice of meeting, (i) vote "FOR" the matter, (ii) vote "AGAINST" the matter, or (iii) "ABSTAIN" from voting on the matter.

        All shares of Common Stock entitled to vote and represented by properly submitted proxies received prior to the Annual Meeting and not revoked, will be voted in accordance with your instructions. If no instructions are indicated, the shares of Common Stock represented by a properly submitted proxy will be voted "FOR" the election of the named director nominees, "FOR" the readoption and extension of the 1994 Plan, and "FOR" the ratification of the appointment of Ernst & Young LLP as the Company's independent public accountants.

        A proxy submitted by a shareholder may indicate that all or a portion of the shares represented by the proxy are not being voted by the shareholder with respect to a particular matter. This could occur, for example, when a broker is not permitted to vote Common Stock held in street name on certain matters in the absence of instructions from the beneficial owner of the Common Stock. These "nonvoted shares," i.e., shares subject to a proxy which are not being voted with respect to a particular matter, will be considered shares not present and entitled to vote on such matter, although these shares may be considered present and entitled to vote for other purposes and will count for purposes of determining the presence of a quorum.

Revocation of Proxies

        A proxy may be revoked at any time before its exercise by the filing of a written revocation with David M. Young, Corporate Secretary of the Company, by timely providing a later-dated proxy (including by Internet or telephone vote), or by voting by ballot at the Annual Meeting. Mere attendance at the Annual Meeting will not revoke a proxy, and if you are a beneficial owner of shares not registered in your own name, you will need additional documentation from your record holder to vote personally at the Annual Meeting.

Required Vote

        The affirmative vote of a plurality of the shares of Common Stock present in person or by proxy at the Annual Meeting and entitled to vote on the election of directors is required to elect directors. Accordingly, if a quorum is present at the Annual Meeting, the two persons receiving the greatest number of votes will be elected to serve as directors. Therefore, assuming the presence of a quorum at the Annual Meeting and that no additional nominees are nominated, withholding authority to vote for a director(s) and "nonvoted shares" with respect to the election of directors will not affect the outcome of the election of directors.

        The affirmative vote of a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting and entitled to vote thereon is required to approve each matter other than the election of directors. Under Delaware law, abstentions with respect to matters other than the election of directors are generally considered as shares present and entitled to vote and thus have the same effect as a vote against such matter. "Nonvoted shares" with respect to such a matter will not be considered as entitled to vote on the matter and thus will not affect the determination of whether the matter is approved.

        The Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Submission of a proxy, however, confers on the designated proxy, the authority to vote the shares in accordance with their discretion on such other business, if any, as may properly come before the Annual Meeting or any adjournment thereof. In the event that sufficient votes in favor of any proposal set forth in the Notice of Annual Meeting are not received by July 22, 2004, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the meeting, and will have discretionary authority to vote the shares represented by proxies in respect of any such adjournment proposal. Proxies solicited by means of this proxy statement will be tabulated by inspectors of election designated by the Board, who will not be employees or directors of the Company or any of its affiliates.

PROPOSAL 1.  Election of Directors

        The Company's Board of Directors is divided into three classes, each class consisting, as nearly as possible, of one-third of the total number of directors, and each class having a three-year term. Each year the directors in one class are elected to serve for a term of three years. The Board of Directors is currently composed of seven members. One class of directors, consisting of Jerome C. Eppler and Dennis J. Shaughnessy, has a term of office expiring at the Annual Meeting and until their successors are elected and qualified. Messrs. Eppler and Shaughnessy have each been nominated by the Board of Directors for re-election to serve for a three-year term expiring at the Annual Meeting of Shareholders in 2007 and until their successors are elected and qualified. In the event that either nominee is unable or unwilling to serve, the persons named in the proxy will vote for such substitute nominee or nominees as they, in their discretion, shall determine. The Board of Directors has no reason to believe that any nominee named herein will be unable or unwilling to serve.

        The Board of Directors recommends a vote "FOR" the election of the named director nominees.

        Set forth below is information concerning the nominees for election and those directors whose terms continue beyond the date of the Annual Meeting.

Nominees for Director for a Three-Year Term Expiring at the 2007 Annual Meeting

        Jerome C. Eppler, age 80, has been a director of the Company since 1985. He is the owner of Eppler & Company, a private financial advisor and also currently serves as Chairman of the World Advisory Council for the Colorado State University School of Business, Fort Collins, Colorado.

        Dennis J. Shaughnessy, age 57, has been a director of the Company since 1989. He is a General Partner of the Grotech Capital Group, which manages approximately $1 billion in venture capital funds. Prior to joining Grotech, Mr. Shaughnessy had been President and CEO of CRI International, an international petroleum refining service business. Prior to joining CRI International, Mr. Shaughnessy was Senior Vice President of Mercantile Bank. Mr. Shaughnessy also currently serves on the Board of FTI Consulting, Inc.

Directors Continuing in Office

        Directors whose term will expire at the 2005 Annual Meeting:

        Robert B. Barnhill, Jr., age 60, has served as President and Chief Executive Officer of the Company since founding the business in its current form, in 1982. Mr. Barnhill has been a director of the Company since 1982, and has been Chairman of the Board since November 1993.

        Benn R. Konsynski, Ph.D., age 53, has been a director of the Company since November 1993. He is the George S. Craft Professor of Business Administration for Decision and Information Analysis at the Goizueta Business School of Emory University. He was named Hewlett Fellow at the Carter Center in 1995. Prior to arriving at the Goizueta Business School, he was on the faculty at the Harvard Business School for seven years where he taught in the MBA program and several executive programs. Professor Konsynski specializes in issues of digital commerce and information technology in relationships across organizations.

        Directors whose term will expire at the 2006 Annual Meeting:

        John D. Beletic, age 52, has been a director of the Company since July 1999. Since July 2002, he has served as a venture partner with Oak Investment Partners, a venture capital firm. In addition, Mr. Beletic serves on the Boards of iPass, Inc. (Nasdaq: IPAS), Fiber Tower, STSN and Aventail, Inc. He is also on the advisory board of Data Return. From August 1994 until December 2001, he served as Chairman and Chief Executive Officer of WebLink Wireless, Inc. WebLink Wireless, Inc. filed for voluntary bankruptcy protection in May 2001. Prior to 2001, he was President and CEO of Tigon which was acquired by Ameritech.

        Daniel Okrent, age 56, has been a director of the Company since January 2004. He is currently serving as public editor of the New York Times. Prior to his position with the New York Times, he was editor-at-large of Time, Inc. where he was also editor of new media and managing editor of LIFE magazine. Mr. Okrent currently serves on the boards of Zinio Systems, Inc., a company that transforms print magazines into digital format, and formerly served on the board of Lands' End.

        Morton F. Zifferer, Jr., age 56, has been a director of the Company since November 1993. He has served as Chairman and CEO of New Standard Corporation, a metal products manufacturer, since 1983. Mr. Zifferer and New Standard Corporation have partnered with several Fortune 500 companies globally to implement and execute lean manufacturing techniques and practices.

Board Independence

        The Board has determined that each of the current directors, other than Mr. Barnhill, are independent within the meaning of the Company's director independence standards, which reflect both The Nasdaq National Market and Securities and Exchange Commission director independence standards, as currently in effect. Furthermore, the Board has determined that none of the members of the three standing committees of the Board of Directors has any material relationship with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company) and is "independent" within the meaning of our independence standards.

Meetings and Committees of the Board of Directors

        The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating Committee. The membership during the last fiscal year and the function of each of the committees is described below. The Board of Directors met six (6) times during fiscal 2004. During fiscal 2004, no director attended fewer than 75% of the total number of meetings of the Board held while he was a director, or Committee meetings held while he was a member. The Company does not have a policy on director attendance at Annual Meetings but all of our directors are invited and encouraged to attend the Annual Meetings. All of our then six directors were in attendance at the 2003 Annual Meeting.

  Board Committee Membership

Director	Audit Committee	Compensation Committee	Nominating Committee
Jerome C. Eppler	X		X
Benn R. Konsynski	X		X
Morton F. Zifferer	X	X
John D. Beletic		X
Dennis J. Shaughnessy		X	X

        Daniel Okrent became a director in January 2004, and his committee membership will be determined at the July 2004 board meeting.

  Audit Committee

        The Audit Committee is primarily concerned with the effectiveness of the audits of the Company by the Company's independent auditors. Its duties include approving the selection of independent auditors, reviewing the scope of audits conducted by them, as well as the results of their audits, and reviewing the organization and scope of the Company's internal system of accounting and financial controls. The Audit Committee met five (5) times during fiscal 2004. The current charter of the Audit Committee is attached to this proxy statement as Appendix B and is available on our Web site (http://www.tessco.com), under the heading "Corporate." The Board of Directors has determined that Mr. Zifferer is the audit committee financial expert as defined by applicable SEC rules.

  Compensation Committee

        The Compensation Committee provides assistance to the members of the Board of Directors in fulfilling their responsibilities to the shareholders, potential shareholders and the investment community relating to compensation practices of the Company, including salary and other forms of compensation. The Compensation Committee's primary duties and responsibilities are to formulate and recommend compensation policies of the Company that will enable the Company to attract and retain high-quality leadership and that are consistent with the Company's established compensation philosophy. The Compensation Committee met seven (7) times during fiscal 2004. The current charter of the Compensation Committee is attached to this Proxy Statement as Appendix C and is available on our Web site (http://www.tessco.com), under the heading "Corporate."

  Nominating Committee

        The Company has a Nominating Committee, the functions of which include making recommendations to the Board regarding matters and practices concerning the Board, its committees and individual directors; evaluation of the current composition and governance structure of the Board of Directors and determination of its future requirements; making recommendations concerning nominees for election to the Board of Directors; and the appointment of Directors to Board Committees and the selection of Chairpersons of the Board Committees. The Nominating Committee met four (4) times during fiscal 2004. The Committee performs other related functions and is governed by a charter, a current copy of which is attached to this Proxy Statement as Appendix D and is available on our Web site (http://www.tessco.com) under the heading "Corporate."

        The Committee believes that the minimum qualifications for serving as a director of the Company are that a nominee demonstrate an ability to make a meaningful contribution to the Board's oversight of the business and affairs of the Company and have an impeccable record and reputation for honest and ethical conduct in both his or her professional and personal activities. The Committee also examines a candidate's specific experiences and skills, time availability, potential conflicts of interest and independence from management and the Company. Candidates may be identified through various means including by asking current directors and executive officers to notify the Committee if they become aware of persons meeting the criteria described above, by the retention of third party consultants to assist in this process, and by considering director candidates recommended by shareholders. In considering candidates submitted by shareholders, the Committee will take into consideration the needs of the Board and the qualifications of the candidate. The Committee may also take into consideration other factors it determines to be relevant, such as the number of shares held by the recommending shareholder and the length of time that such shares have been held. To have a candidate considered by the Committee, a shareholder must submit the recommendation in writing and must include the name of the shareholder and evidence of the person's ownership of Company stock, including the number of shares owned and the length of time of ownership, and the name of the candidate, the candidate's resume or a listing of his or her qualifications to be a director of the Company and the person's consent to be named as a director if selected and nominated. The shareholder recommendation and information must be sent to the Corporate Secretary at 11126 McCormick Road, Hunt Valley, Maryland 21031 USA. Once a potential candidate has been identified, the Committee may collect and review information regarding the candidate to assess whether the person should be considered further. If the Committee determines that the candidate warrants further consideration, personal contact with the candidate may be made and further review of the candidate's accomplishments, qualifications and willingness to serve may be undertaken and compared to other candidates. The Committee's evaluation process does not vary based on whether or not a candidate is recommended by a shareholder, although, as stated above, the Board may take into consideration other factors, such as the number of shares held by the recommending shareholder and the length of time that such shares have been held.

Shareholder Communications with Directors

        The Board of Directors recommends that stockholders initiate any communications with the Board in writing and send them in care of the Corporate Secretary. Stockholders can send communications by e-mail to corporatesecretary@tessco.com, or by fax to (410) 229-1669 or by mail to Corporate Secretary, TESSCO Technologies Incorporated, 11126 McCormick Road, Hunt Valley, Maryland 21031. This centralized process will assist the Board in reviewing and responding to stockholder communications in an appropriate manner. The name of any specific intended Board recipient should be noted in the communication. The Board has instructed the Corporate Secretary to forward such correspondence only to the intended recipients; however, the Board has also instructed the Corporate Secretary, prior to forwarding any correspondence, to review such correspondence and, in his discretion, not to forward certain items if they are deemed of a commercial or frivolous nature or otherwise inappropriate for the Board's consideration. In such cases, some of that correspondence may be forwarded elsewhere in the Company for review and possible response.

Director Compensation

        In consideration for services on the Board, each nonemployee Director of the Company is paid $25,000 per fiscal year plus $2,500 for each meeting of the Board and $1,000 for each meeting of a Committee of the Board that he attends. Each Director is also separately reimbursed for reasonable out-of-pocket expenses incurred in connection with his attendance at Board or Committee meetings. Directors are also eligible for awards under the Company's 1994 Stock and Incentive Plan, although no awards were made to nonemployee directors during fiscal year 2004.

PROPOSAL 2.  To approve the readoption of the 1994 Stock and Incentive Plan and the extension of the date through which awards may be granted under the 1994 Plan to July 22, 2009.

        The 1994 Plan, as previously approved by the shareholders, allowed for awards to be granted through April 12, 2004. The Board of Directors is now seeking shareholder approval of the readoption and extension of the 1994 Plan, to allow for grants of awards through July 22, 2009. A copy of the proposal to be submitted for shareholder approval at the annual meeting is attached to this Proxy Statement as Appendix E.

        The Board of Directors believes that granting equity compensation awards more closely aligns a recipient's interest with the Company's performance and creating shareholder value. Unless the shareholders approve extending the date through which awards may be granted under the 1994 Plan, the Board of Directors believes that the Company's ongoing executive recruitment, retention, and motivation efforts will be significantly impaired.

        Summary.    The purpose of the 1994 Plan is to attract, retain and motivate outstanding employees and other key personnel, including directors, through the incentives of stock ownership and stock based monetary compensation. The Company provides these incentives through the grant or award of stock options, stock appreciation rights (SARs), restricted stock, restricted stock units and other

"performance awards," which may or may not be denominated in shares of Common Stock or other securities of the Company. Stock options granted under the 1994 Plan may be either "incentive stock options" (ISOs) as defined in Section 422 of the Internal Revenue Code of 1986 or so-called nonqualified options. The 1994 Plan is administered by the Compensation Committee of the Board of Directors, which has authority to designate participants, determine the types of awards, the number of shares to be covered by those awards, and any other terms and conditions of those awards, including vesting requirements.

        Performance Stock Unit Award Program.    In April 2004, consistent with the current compensation philosophy, which focuses on the grant of awards that are earned or vest on the basis of performance measures other than stock price, the Compensation Committee, with the approval of the Board of Directors, established a Performance Stock Unit Award Program which is designed to align all efforts of recipients toward driving earnings and shareholder value. Under this program, Performance Stock Units, or PSUs, are available to selected individuals. Each PSU entitles the recipient to earn one share of common stock, but only after earnings per share (EPS), and for employee participants, individual performance targets are met over a defined performance cycle. Once earned, shares vest and are issued over a period of years, provided that the recipient remains associated with the Company until the respective share issuance dates. Earnings per share targets, which take into account the earnings impact of the program, are set in advance for the complete performance cycle by the Compensation Committee, and approved by the Board of Directors, at levels determined to be necessary to drive shareholder value.

        On April 9, 2004, Performance Stock Units were granted to 41 individuals, including nonemployee directors. The shares covered by these awards can be earned based on a three-year performance cycle consisting of the fiscal years ending in March 2005, 2006 and 2007. The earnings per share targets have been set at levels that represent continual increases in EPS, after the projected impact of these grants, over the next three fiscal years. An internal fiscal 2005 threshold EPS target of $1.02, and a goal target of $1.57 were established for purposes of the Performance Stock Units issued in April 2004 (EPS for years 2006 and 2007 have also been set and represent continued increases). These targets include the projected impact of the share issuances on EPS. These targets were established only for internal purposes relative to the administration of the PSUs granted in April 2004 and should not be construed, and the reader is cautioned not to construe these targets, in the nature of earnings guidance.    Any shares that are earned vest annually, beginning on the date earned, in equal installments over the period ending May 1, 2008. If actual performance does not reach the minimum threshold targets, no shares will be issued. If only the minimum threshold performance targets are met, up to a total of 153,000 shares could be issued. If actual performance, for both the Company and the individual, over the three-year period reaches the highest levels of targets and each recipient remains associated with the Company until May 2008, a maximum of 600,000 shares of common stock could be issued over the four-year period ending May 2008. Due to the vesting provisions, the maximum number of shares that could vest and be issued on each of the program's May 1 distribution is as follows: May 2005 - 50,000 shares; May 2006 - 133,333 shares; May 2007 - 300,000 shares; May 2008 - 300,000 shares, but in no case will more than an aggregate of 600,000 shares be issued in respect of the April 2004 PSU grants, over the period ending May 2008. In all cases, the established EPS targets must be reached after considering the earnings impact of the shares earned, vested, and issued. Of the 600,000 PSUs granted, 295,000 were granted to the named executive officers as a group, and 115,000 were granted to nonemployee directors as a group.

        Expensing of Stock-Based Compensation.    Effective March 29, 2004, the Company adopted the fair value recognition provisions of Statement of Financial Accounting Standards (SFAS) 123 using the modified prospective method as outlined in SFAS 148, Accounting for Stock Based Compensation—Transition and Disclosure. Accordingly, the Company will determine the periodic financial statement compensation charge related to shares to be vested and issued under Performance Stock Units based upon: the stock price at the PSU grant date; management's projections of future EPS performance over the performance cycle; and the resulting amount of estimated share grants, net of forfeitures.

        Additionally, the unvested stock-based compensation relating to current outstanding options will be charged as compensation expense over the remaining vesting period. The effect of the compensation expense related to the PSUs and outstanding options will be included in the earnings per share targets set for the performance cycle, and, therefore the EPS targets under the PSUs must be achieved after considering the earnings impact of these charges.

        Readoption and Extension.    The existing 1994 Plan does not allow additional awards to be granted after April 12, 2004. The Board is requesting shareholder approval for the Plan to be readopted and extended thus allowing awards to be granted through July 22, 2009, thereby enabling the Company to continue to recruit and motivate talented, contributing employees and directors. This readoption and extension will allow the 161,320 shares currently remaining under the 1994 Plan, and any other shares that may be returned to the pool of available shares because of the expiration or forfeiture of awards as provided in the 1994 Plan, to become available for future grants through July 22, 2009. (Note that the total shares available for award, which is 1,172,500, would not be increased by readoption and extension of the 1994 Plan.)

        Assuming that the shareholders approve the readoption and extension of the 1994 Plan, it is the intention of the Compensation Committee and Board to continue the possibility of annual PSU grants or the grant of other performance-driven awards. Although the 1994 Plan as readopted and extended would permit the issuance of a variety of stock-based awards, including options and SARs, it is the current thinking of the Board that awards should be performance-driven, like the PSUs issued in April 2004. Possible performance measures that may be used in future performance-based awards include earnings per share, revenues, stock price, market performance and profitability.

        The awards outstanding at April 12, 2004 are not affected and those awards remain outstanding in accordance with their respective terms.

        The 1994 Plan was approved by the Board of Directors in January 1994 and thereafter by the shareholders. Since 1994, the Plan has been amended four times, in each instance with shareholder approval, and as a result, the maximum number of shares available for award at any time under the 1994 Plan was increased to 1,172,500, and nonemployee directors became eligible for awards.

        As of June 1, 2004, stock option and PSU awards covering a total of 1,011,180 shares of Common Stock had been granted under the 1994 Plan and either had been exercised (130,105) or remained outstanding (881,075). The weighted average exercise price of all 281,075 outstanding stock options under the 1994 Plan was $12.78 as of June 1, 2004, and the weighted average exercise price of all outstanding stock options of the Company as of that date was $12.72. The June 1, 2004 closing sale price of the Company's Common Stock on the NASDAQ National Market was $18.34. Each nonemployee director holds options for 5,000 shares under the 1994 Plan, with the exception of Daniel Okrent who holds none.

        The 1994 Plan is administered by the Compensation Committee of the Board of Directors. Subject to the provisions of the 1994 Plan, the Compensation Committee has the authority to designate participants, determine the types of awards to be granted, the number of shares to be covered by each award, and any other terms and conditions of the awards, including vesting requirements. All determinations, interpretations and other decisions relative to the 1994 Plan or awards granted thereunder may be made by the Compensation Committee and are conclusive and binding. All 549 employees, including officers, and the six nonemployee directors are eligible to receive awards under the 1994 Plan; however, the Compensation Committee presently contemplates the grant of future awards only to senior leaders and key contributors who are responsible for developing and executing the Company's growth strategies.

        The maximum number of shares of Common Stock issuable under awards granted pursuant to the 1994 Plan is 1,172,500, which number is subject to adjustment to reflect stock splits and other similar events. Awards issuable under the 1994 Plan include non-qualified and incentive stock options; stock appreciation rights, or SARs; restricted stock and restricted stock units; and other "performance awards" (such as PSU awards). The exercise price of an "incentive stock option" must be at least 100% of the fair market value (as determined under the terms of the 1994 Plan) of a share of Common Stock on the date of grant.

        The Compensation Committee is authorized under the 1994 Plan to determine the type of instrument, terms and conditions applicable to awards granted under the 1994 Plan, including performance measures and vesting requirements. Under the 1994 Plan, the Compensation Committee has discretion to adjust or accelerate the vesting of awards after grant. The Board currently anticipates that vesting would not be adjusted or accelerated for existing options; and for performance based awards, vesting would be adjusted or accelerated only in the event of extraordinary or non-recurring events not contemplated in developing the performance measures (i.e. change in control, material acquisitions).

        Awards generally terminate upon the earlier of (a) termination of employment or other engagement for any reason other than death, retirement, or disability, (b) twelve months after the employee's normal retirement date, or (c) twelve months after the date of a recipient's death with respect to options and SARs to the extent they are exercisable at the time of the recipient's death. In the event of retirement, disability or death, any restriction applicable to a restricted stock award will be removed on a pro rata basis in accordance with the portion of the restricted period that has expired as of the date of retirement, disability, or death, as applicable. In the case of a Performance Share Unit award, the participant must generally be employed by (or otherwise associated with) the Company on the last day of the fiscal year in order to earn any shares for that year and, in addition, must remain employed by (or otherwise associated with) the Company on each of the annual distribution dates in order to be entitled to receive any shares otherwise earned. This latter condition does not apply, however, if employment has been terminated by the Company other than for cause, by the employee for good reason, or on account of normal retirement, disability, or death.

        The shares of Common Stock underlying any awards granted under the 1994 Plan that either expire, are terminated or cancelled for any reason, without the issuance of the shares or payment in accordance with the terms of the corresponding award agreement, are available for future awards under the 1994 Plan. The 1994 Plan does not prohibit stock option repricing; provided however, that any repricing would be permitted only to the extent allowed by the rules of the NASDAQ Stock Market as applicable to the Company. The Plan does allow for the repurchase of stock options for cash. During the first quarter of fiscal 2004 after careful consideration regarding earnings and shareholder dilution, the Board determined that it was in the best interest of shareholders to authorize a Stock Option Repurchase Program. This program was completed in June 2003. The Board does not currently anticipate any future repurchase of stock options or other awards for cash.

        Awards for not more than 150,000 shares may be issued under the Plan to any one participant in any one calendar year; and the maximum number of shares that may be issued pursuant to awards granted to each nonemployee director is currently limited to 50,000, and any such grants require the approval of a majority of disinterested directors.

        In general, the Board of Directors may amend the 1994 Plan in any respect that does not adversely affect an award granted and then outstanding under the 1994 Plan. Shareholder approval is, required however, for any amendment to the 1994 Plan that (i) except in limited circumstances, increases the maximum number of shares for which awards may be made under the 1994 Plan, (ii) reduces the exercise price at which options may be granted or otherwise materially increases the benefits accruing to participants under the 1994 Plan, or (iii) materially modifies the terms of the 1994 Plan. Amendments of the 1994 Plan may also require stockholder approval under the Rules of the NASDAQ Stock Market, as applicable to the Company.

        Federal Income Tax Consequences.    Following is a brief summary of the U.S. federal income tax consequences of awards made under the 1994 Plan. This summary is intended for general information only, and state and local income tax consequences are not discussed and vary from locality to locality.

          Stock Options.    A participant will not recognize any income upon the grant of a stock option. A participant will recognize compensation taxable as ordinary income, subject to income tax withholding, upon exercise of a nonqualified stock option equal to the excess of the fair market value of the shares purchased over their exercise price, and the Company will generally be entitled to a corresponding deduction. A participant generally will not recognize income (except for purposes of the alternative minimum tax) upon exercise of an ISO during employment or within three months after termination of employment (or one year in the case of disability). If the shares acquired by exercise of an ISO are held for the longer of two years from the date the option was granted and one year from the date it was exercised, any gain or loss arising from a subsequent disposition of such shares will be taxed as long-term capital gain or loss, and the Company will not be entitled to any deduction. If, however, such shares are disposed of by sale within the above-described period, then in the year of such disposition the participant will recognize compensation taxable as ordinary income equal to the excess of the lesser of (i) the amount realized upon such disposition and (ii) the fair market value of such shares on the date of exercise over the exercise price, and the Company will generally be entitled to a corresponding deduction for tax purposes.

          SARS.    A participant generally will not recognize any taxable income upon the grant of a SAR. A participant will recognize compensation taxable as ordinary income, subject to income tax withholding, upon exercise of a SAR equal to the fair market value of any shares delivered and the amount of cash paid by the Company upon such exercise, and the Company will generally be entitled to a corresponding deduction for tax purposes.

          Restricted Stock.    A participant will not recognize taxable income at the time of the grant of shares of restricted stock, restricted stock units (i.e., the right to receive stock at a later date, subject to certain conditions), and including Performance Stock Units, that are not transferable and are subject to a substantial risk of forfeiture, and the Company will not be entitled to a tax deduction at such time, unless the participant makes an election to be taxed at the time restricted stock is granted. If such an election is not made, the participant will recognize ordinary taxable income at the time the restrictions lapse in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for the shares. The amount of ordinary income recognized by a participant by making the above-described election or upon the lapse of the restrictions is generally deductible by the Company as compensation expense. In addition, a participant receiving dividends with respect to restricted stock for which the above-described election has not been made and before the time the restriction lapses, will recognize taxable compensation (subject to income tax withholding), rather than dividend income, in an amount equal to the dividends paid and the Company will generally be entitled to a corresponding deduction.

          Section 162(m) of the Code.    Although the Company may generally deduct the value of awards fully earned and paid, no deduction is available for ISOs and Section 162(m) of the Internal Revenue Code generally limits to $1 million the amount that a publicly held corporation is allowed to deduct each year for the compensation paid to each of the corporation's chief executive officer and the corporation's four most highly compensated officers. Certain compensation, including certain types of "performance based" compensation is exempt from this limit if various requirements are met. Compensation under the 1994 Plan, such as that payable with respect to options, SARs and restricted stock and restricted stock units, could be subject to the $1 million deduction limit under Section 162(m) of the Code.

        The Board of Directors recommends a vote "FOR" the approval of the readoption of the 1994 Stock and Incentive Plan and the extension of the date through which awards may be granted under the 1994 Plan to July 22, 2009.

PROPOSAL 3.  Ratification of Independent Public Accountants

        The Audit Committee of the Board of Directors has selected the firm of Ernst & Young LLP to serve as independent public accountants for the fiscal year ending March 27, 2005, and the Company seeks ratification of such appointment by the shareholders. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will be available to respond to appropriate questions.

        Pursuant to a recommendation of the Audit Committee and approval by the Board of Directors, effective June 4, 2002, Arthur Andersen LLP was dismissed as the Company's independent public accountants and Ernst & Young LLP was engaged to serve as the Company's independent public accountants for the fiscal year ending March 30, 2003.

        Arthur Andersen's reports on the Company's consolidated financial statements for each of the fiscal years ended March 31, 2002 and April 1, 2001 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

        During the fiscal years ended March 31, 2002 and April 1, 2001, and through June 4, 2002, there were no disagreements with Arthur Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

        The Company provided Arthur Andersen with the foregoing disclosures. Attached as Appendix A is a copy of Arthur Andersen's letter, dated June 4, 2002, stating its agreement with such statements.

        During the fiscal years ended March 31, 2002 and April 1, 2001, and through June 4, 2002, the Company did not consult Ernst & Young with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

        The Board of Directors recommends a vote "FOR" the ratification of the appointment of Ernst & Young LLP as independent public accountants for fiscal year 2005.

SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS

        The following table sets forth information regarding the ownership of Common Stock of the Company, as of June 1, 2004 by (i) all shareholders known by the Company to beneficially own more than five percent of the Common Stock, (ii) each of the directors and the other executive officers for whom such reporting is required during fiscal 2004 (the "Named Executive Officers"), and (iii) all directors and Named Executive Officers as a group.

Name of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership	Percent of Class
Directors, Nominees for Director and Named Executive Officers:
Robert B. Barnhill, Jr. (2)	1,057,642	22.6%
John Beletic (3)	21,600	*
Jerome C. Eppler (4)	15,000	*
Benn R. Konsynski, Ph.D. (4)	33,000	*
Daniel Okrent (5)	1,000	*
Dennis J. Shaughnessy (4)	13,450	*
Morton F. Zifferer, Jr. (4)	33,000	*
Christina M. Corner (6)	9,034	*
Gerald T. Garland (7)	116	*
Richard A. Guipe (8)	6,429	*
Douglas A. Rein (8)	7,637	*
Robert C. Singer (8)	8,124	*
Randolph S. Wilgis (9)	16,692	*
All directors and Named Executive Officers as a group (13 persons) (10)	1,222,724	25.8%
Principal Shareholders:
Advisory Research, Inc. (11)	227,900	5.2%
Sentry Investment Management, Inc. (12).	232,700	5.2%

*
Less than 1% of the outstanding Common Stock.

(1)
Unless otherwise noted, each person exercises sole (or shares with a spouse or other immediate family member) voting and dispositive power as to the shares reported. Persons are deemed to beneficially own shares which they have the right to acquire beneficial ownership of within 60 days. Shares subject to options exercisable within 60 days of June 1, 2004 are deemed outstanding for computing the percentage of the outstanding shares held by the person holding such options, but not for computing the percentage of shares held by any other person.

(2)
Includes 150,000 shares held by Mr. Barnhill's spouse and children; 228,000 shares subject to currently exercisable stock options; 3,000 shares subject to options exercisable within 60 days of June 1, 2004; and 10,000 shares held by a private charitable foundation of which Mr. Barnhill and his spouse are the sole directors. Mr. Barnhill disclaims beneficial ownership over the shares held by the foundation. Mr. Barnhill's address is 11126 McCormick Road, Hunt Valley, Maryland 21031.

(3)
Includes 11,500 shares subject to a currently exercisable stock option and 1,500 shares subject to options exercisable within 60 days of June 1, 2004.

(4)
Includes 1,500 shares subject to currently exercisable stock options and 1,500 shares subject to options exercisable within 60 days of June 1, 2004.

(5)
Mr. Okrent was named as a Director on January 26, 2004.

(6)
Includes 9,000 shares subject to currently exercisable stock options.

(7)
Mr. Garland was rehired by the Company as a Senior Vice President on April 17, 2003.

(8)
Includes 3,000 shares subject to currently exercisable stock options and 3,000 shares subject to options exercisable within 60 days of June 1, 2004.

(9)
Includes 4,375 shares subject to currently exercisable stock options and 3,000 shares subject to options exercisable within 60 days of June 1, 2004.

(10)
Includes 267,875 shares subject to currently exercisable stock options and 22,500 shares subject to options exercisable within 60 days of June 1, 2004.

(11)
Derived from Form 13G filed by Advisory Research, Inc. on February 17, 2004. Advisory's address is 180 North Stetson Avenue, Chicago, Illinois 60601

(12)
Derived from Form 13F filed by Sentry Investment Management on May 13, 2004. Sentry's address is 1800 North Point Drive, Stevens Point, Wisconsin 54481.

Equity Compensation Plan Information

        The following table sets forth information as of March 28, 2004 with respect to the Company's 1994 Stock and Incentive Plan, 1984 Employee Incentive Stock Option Plan, Team Member Stock Purchase Plan and options granted pursuant to other compensation arrangements.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders(1)	289,375	$12.78	927,720	(2)
Equity compensation plans not approved by security holders (3)	215,000	$12.67	—

Total	504,375	$12.74	927,720

(1)
Does not include or reflect an aggregate of 600,000 performance stock units, or PSUs, issued by the Company on April 9, 2004 pursuant to the 1994 Stock and Incentive Plan. See Executive Compensation and Other Information—Stock Based Compensation Plans.

(2)
Includes 167,400 shares of common stock available for purchase under the Company's Team Member Stock Purchase Plan. Also does not reflect an aggregate of 600,000 performance stock units issued by the Company on April 9, 2004 pursuant to the 1994 Stock and Incentive Plan.

(3)
Includes options granted pursuant to compensation arrangements other than a formal plan, all of which were granted at not less than fair-market value on the date of the grant, provide for vesting over a period of four years and have a term of six or ten years from the date of the grant.

Executive Compensation and Other Information

        The following table summarizes the compensation awarded to, earned by, or paid to the Company's Chief Executive Officer during fiscal 2004, 2003 and 2002 and the Company's other executive officers (the "Named Executive Officers.")

		Annual Compensation		Long-Term Compensation
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)(1)	Options (# of Shares)	All Other Compensation ($)
Robert B. Barnhill Jr., Chairman of the Board, President and Chief Executive Officer	2004 2003 2002	450,000 450,000 450,000	100,000 315,000 270,000	— 40,000 40,000	307,358 32,435 33,164	(2) (2) (2)
Christina M. Corner, Senior Vice President, Sales and Market Development	2004 2003	200,000 178,462	65,000 55,000	— 30,000	898 —	(3)
Gerald T. Garland Senior Vice President, Mobile Devices and Accessories Line of Business	2004	180,385	65,000	10,000	—
Richard A. Guipe, Senior Vice President, Network Infrastructure Line of Business	2004 2003 2002	250,000 250,000 234,815	13,320 40,000 60,000	— — 10,000	25,580 53,988 50,940	(4) (4) (4)
Douglas A. Rein, Senior Vice President, Fulfillment and Operations	2004 2003 2002	200,000 200,000 204,672	33,300 70,000 48,000	— — 10,000	15,678 2,560 15,042	(5) (5) (5)
Robert C. Singer, Senior Vice President, Chief Financial Officer	2004 2003 2002	200,000 200,000 201,004	33,300 70,000 48,000	— — 10,000	32,963 3,065 1,961	(6) (6) (6)
Randolph S. Wilgis, Senior Vice President, Installation, Test and Maintenance Line of Business	2004 2003 2002	200,000 200,000 200,000	20,320 40,000 48,000	— — 10,000	26,147 2,661 2,004	(7) (7) (7)

(1)
Represents bonuses paid pursuant to the Company's Officers' Reward for Results Program, and for 2003 includes special bonuses paid for the extraordinary recovery efforts in response to the October 12, 2002 flooding of the Company's Global Logistics Center. These special bonuses were $60,000 for Mr. Barnhill, $5,000 for each of Messrs. Guipe and Wilgis and Ms. Corner, and $30,000 for each of Messrs. Rein and Singer.

(2)
Includes (i) premiums in the amount of $12,500 for a life insurance policy; (ii) premiums in the amount of $17,995 for a split-dollar life insurance policy arrangement with the Company, cancelled in May 2003; (iii) payments made to Mr. Barnhill in lieu of split-dollar insurance policy cancelled in 2003 in the amount of $48,750 for 2004; and (iv) $2,669, $1,940 and $2,928 allocated to Mr. Barnhill's Retirement Savings Plan account in fiscal 2002, 2003 and 2004, respectively; and (v) $243,180 paid under the Company's Stock Option Repurchase Program during fiscal 2004. Does not include a $40,995 insurance premium payment by the Company for fiscal 2002, 2003 and 2004, related to an insurance policy designed to fund the supplemental executive retirement plan for Mr. Barnhill. See "Employment Agreement." The Company is the sole beneficiary of the policy.

(3)
Represents amounts allocated to Ms. Corner's Retirement Savings Plan Account.

(4)
Represents a $50,000 special bonus in 2003 and 2002; $940, $3,988 and $1,450 allocated to Mr. Guipe's Retirement Savings Plan Account for fiscal years 2002, 2003 and 2004, respectively; and $24,130 paid under the Company's Stock Option Repurchase Program during fiscal 2004.

(5)
Represents relocation expenses of $12,989 for fiscal 2002, and $2,053, $2,560 and $1,178 allocated to Mr. Rein's Retirement Savings Plan account for fiscal years 2002, 2003 and 2004, respectively; and $14,500 paid under the Company's Stock Option Repurchase Program during fiscal 2004.

(6)
Represents $1,961, $3,065, and $1,663 allocated to Mr. Singer's Retirement Savings Plan account for fiscal years 2002, 2003 and 2004, respectively; and payment of $31,300 made under the Company Stock Option Repurchase Program during fiscal 2004.

(7)
Represents $2,004, $2,061, and $1,507 allocated to Mr. Wilgis' Retirement Savings Plan Account for fiscal years 2002, 2003 and 2004, respectively; and payment of $24,640 made under the Company's Stock Option Repurchase Program during fiscal 2004.

Employment Agreements

        Mr. Barnhill.    Pursuant to the terms of an employment agreement between the Company and Mr. Barnhill entered into in March 1994, as amended, Mr. Barnhill is employed as Chairman of the Board, President and Chief Executive Officer of the Company at a current annual base salary of $450,000, and cash bonuses in accordance with the Company's Officers' Reward for Results Program. The Reward for Results Program is designed to reward the Company's officers based upon the growth in the Company's earnings per share and improvement in other key individual and corporate performance measures. The employment agreement provides for an initial term of three years, and, unless the Board of Directors notifies Mr. Barnhill otherwise before the end of any calendar year, the term of the agreement automatically renews daily for the succeeding three-year period.

        The employment agreement also provides for (i) the establishment of a supplemental executive retirement plan, which will provide Mr. Barnhill with a $75,000 annual pension benefit payable on Mr. Barnhill's retirement, termination of employment for reasons other than cause (as defined in the employment agreement) or attainment of age 62 and (ii) a long-term disability policy providing Mr. Barnhill with a benefit equal to not less than 70% of his annual base salary. In addition, as required by the employment agreement, the Company has since April 1994 paid the premiums on a $2,000,000 second-to-die split-dollar life insurance policy on Mr. Barnhill and his spouse. Because of proposed changes in the income tax regulations relating to the tax treatment of split-dollar insurance policies, and because of concerns that continuing the split-dollar arrangement, as required by the employment agreement, would violate the Sarbanes-Oxley Act of 2002, the Company and Mr. Barnhill agreed, effective May 2003: (i) to terminate the split-dollar arrangement and (ii) in order to afford Mr. Barnhill an equivalent after-tax benefit, to amend the employment agreement to provide for an additional annual bonus to Mr. Barnhill (for as long as the Company is required to fund a comparable life insurance policy) of approximately $65,000.

        In the event of the termination of Mr. Barnhill's employment for certain reasons, including death, disability or a termination resulting from a change in control of the Company (as defined in the employment agreement), the employment agreement provides for payment to Mr. Barnhill, when and as due, of the total salary payable to him for the next three years, plus bonuses to which he would have been entitled had he remained in the employ of the Company during the three-year period. In addition, Mr. Barnhill would be entitled to receive the employee benefits he would have received during such three-year period or an after-tax payment in an amount equal to the value of such benefits.

        In January 1996, the Company also adopted a stock compensation program for the Chief Executive Officer, pursuant to which, subject to Board approval, Mr. Barnhill had been granted an option each quarter to purchase 10,000 shares of Common Stock at an exercise price equal to not less than the market value of the Company's Common Stock on the date of the grant. All of these options have a term of ten years and generally become exercisable over a four-year period following the date of grant, provided that Mr. Barnhill remains employed by the Company. This compensation program terminated at the end of fiscal year 2003.

        Senior Vice Presidents.    The Company is also party to employment letter agreements with each of its Senior Vice Presidents. Each are entitled to receive performance based bonuses in accordance with the Company's Officers' Reward for Results Program, and provide for severance payments of between six and nine months salary, depending upon the date of termination of employment, in the event that their employment is terminated by the Company "without good cause" or by them for "good reason", as such terms are defined in the employment letter agreements.

401(k) and Non-Qualified Deferred Compensation Plans

        The Company has a 401(k) plan, which covers all eligible employees. Contributions to the plan can be made by employees, as well as by the Company at the discretion of the Company. The Company's 401(k) plan expense during fiscal 2004 totaled $135,800.

        The Company maintains a non-qualified deferred compensation plan that covers directors and certain management personnel as determined by the Board of Directors. Contributions to this plan may be made by these individuals, as well as by the Company at the discretion of the Company's Board of Directors; however the Company has made no contributions to the plan to date.

Stock-Based Compensation Plans

        The Company's 1994 Stock and Incentive Plan (the 1994 Plan) provides for the grant or award to regular full-time employees (including officers) and nonemployee directors of stock options, stock appreciation rights, restricted stock, restricted stock units and other "performance awards," which may be denominated in shares of Common Stock or other securities of the Company. At present, the maximum number of shares of Common Stock issuable pursuant awards granted under the 1994 Plan is 1,172,500, subject to adjustment to reflect stock splits and other similar events. As of June 1, 2004, options for 130,105 shares had been granted and exercised and options for 281,075 shares had been granted and remained outstanding (i.e., had not lapsed, been cancelled, repurchased or expired). On June 5, 2003, the Company completed a stock option repurchase program whereby options issued under the 1994 Plan with respect to an aggregate of 701,045 shares were repurchased by the Company at an after tax cost to the Company of $307,000.

        In April 2004, consistent with the current compensation philosophy, the Compensation Committee, with the approval of the Board of Directors, established a Performance Stock Unit Award Program which is designed to align all efforts of recipients toward driving earnings and shareholder value. For further discussion of the Performance Stock Unit Award Program, see "Proposal 2: To readopt the 1994 Stock and Incentive Plan and to allow for the granting of awards under the 1994 Plan through July 22, 2009."

        Assuming approval of Proposal 2, the readoption and extension of the date through which awards may be granted under the 1994 Plan from April 12, 2004 to July 22, 2009, awards in respect of 161,320 shares of Common Stock remained available on June 1, 2004, for issuance under the 1994 Plan. Absent such approval, no further awards may be granted under the 1994 Plan.

        The Company also maintains the 1984 Employee Incentive Stock Option Plan (the 1984 Plan), which provides for the grant of options to acquire up to an aggregate of 401,250 shares of Common Stock. As of June 1, 2004, options for 361,250 shares have been granted and exercised and options for 500 shares have been granted and remain outstanding under the 1984 Plan. Options under the 1984 Plan for an aggregate of 42,500 shares were repurchased by the Company pursuant to the stock option repurchase program completed in June 2003.

        In addition, the Company maintains the Team Member Stock Purchase Plan. This plan permits eligible employees to purchase up to an aggregate of 200,000 shares of the Company's Common Stock at 85% of the lower of the market price on the first day of a six-month period and the market price on the last day of that same six-month period. During fiscal 2004, 12,950 shares were sold to employees under this plan.

Option Grants in the Last Fiscal Year

        The following table shows certain information relating to options to purchase shares of Common Stock granted to the Named Executive Officers in fiscal year 2004.

	Individual Grants				Potential Realizable Value at Assumed Annual Rate of Stock Price Appreciation for Term(1)
	Number of Securities Underlying Options Granted (#)	Percent of Total Options Granted to Employees in Fiscal 2004
Name			Exercise or Base Price ($/Share)
				Expiration Date	5%	10%
Gerald T. Garland (2)	10,000	66.7%	$6.57	April 17, 2009	22,345	50,691

(1)
Potential Realizable Values are based on an assumption that the stock price of the Common Stock on the date of grant equals the exercise price shown for each particular option grant and appreciates at the annual rate shown (compounded annually) from the date of grant until the end of the term of the option. These amounts are reported net of the option exercise price, but before any taxes associated with exercise or subsequent sale of the underlying stock. The actual value, if any, an option holder may realize will be a function of the extent to which the stock price exceeds the exercise price on the date the option is exercised and also will depend on the option holder's continued employment through the vesting period. The actual value to be realized by the option holder may be greater or less than the values estimated in this table.

(2)
These options, which were issued under the Company's 1994 Stock and Incentive Plan, generally vest over a two-year period commencing on the second anniversary of date of grant, provided that the recipient remains an employee of the Company and subject to such other conditions as the Compensation Committee may impose. To the extent not then exercised, these options generally expire on the sixth anniversary of the date of grant.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

        The following table sets forth information with respect to option exercises in and year-end option values for fiscal 2004 for the Named Executive Officers.

Name	Shares Acquired On Exercise	Value Realized (1)	Number of Securities Underlying Unexercised Options at Fiscal Year-end Exercisable/ Unexercisable	Value of Unexercised In-the- Money Options at Fiscal Year-end Exercisable/ Unexercisable (2)
Robert B. Barnhill, Jr.	—	—	222,000/68,000	179,390/160,310
Christina M. Corner	—	—	—/30,000	—/—
Gerald T. Garland	—	—	—/10,000	—/64,100
Richard A. Guipe	—	—	3,000/7,000	3,840/8,960
Douglas A. Rein	—	—	3,000/7,000	3,840/8,960
Robert C. Singer	—	—	3,000/7,000	3,840/8,960
Randolph S. Wilgis	—	—	4,375/7,000	3,840/8,960

(1)
The value realized represents the difference between the market value per share of the Company Common Stock on the date of exercise and the per share exercise price, multiplied by the applicable number of shares for which options were exercised. All options reflected in the above table were issued pursuant to the 1994

  Stock and Incentive Plan, except for options for 200,000 shares held by Mr. Barnhill, which are non-plan options.

(2)
Value is based on the difference between the stock option exercise price and the closing price of the Company's Common Stock on the Nasdaq Stock Market on March 26, 2004 of $12.88 per share.

        Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, that might incorporate future filings, including all or any portions of this Proxy Statement, the following report and Stock Performance Graph shall not be deemed to be incorporated by reference into any such filings and shall not otherwise be deemed to be filed under such Acts.

Compensation Committee Report on Executive Compensation

        The Board of Directors has delegated to the Compensation Committee responsibility for developing and administering programs for compensating the Company's executive officers. The Company's management team has substantial experience in the distribution industry in general and the wireless communications industry in particular. Mr. Barnhill founded the Company, is a major shareholder, serves as Chairman of the Board, President and Chief Executive Officer, and has been instrumental in the Company's business success. The Company and the Compensation Committee intend to maintain compensation policies, plans and programs that will attract and retain executive officers who they believe possess the ability to enhance shareholder value.

        The executive compensation program is designed to promote the following objectives:

  1.
  Attract, retain, and motivate executives who can significantly contribute to the short-term and long-term success and develop the overall talent of the Company.

  2.
  Reward the achievement of business objectives that have been approved by the Board.

  3.
  Provide a rational and consistent executive compensation system that is well communicated and understood by the participants.

  4.
  Tie a significant portion of executive compensation to the accomplishment of the Company's strategic goals and the creation of long-term shareholder value.

  5.
  Provide motivational programs that focus on effective compensation, leadership development and growth opportunities.

        The Compensation Committee believes that if these objectives are consistently achieved, shareholder value will be enhanced over time.

        Executive officers receive a base salary based on their responsibilities and competitive pay practices. Base salaries are reviewed annually and, subject to the terms of any applicable employment agreements, may be adjusted upward or downward based on changes in levels of responsibility and/or the individual's performance and contribution to the Company's performance.

        Cash rewards paid to the named Executive Officers, including the Chief Executive Officer, are determined pursuant to the Company's Reward for Results Plan (RFRP). The RFRP is designed to reward participants appropriately for the achievement of corporate earnings per share and customer growth targets which are then factored by team and individual performance. The RFRP has established threshold and goal targets, which are the basis for reward payments. The earnings per share targets include the compensation expense of the RFRP.

        As part of the RFRP, in April 2004, the Company announced the Performance Stock Award Program. The Performance Stock Award Program includes grants of restricted stock units, or Performance Stock Units (PSUs), under the 1994 Plan to employees of the Company. The vesting of a PSU is based on the achievement of threshold and goal earnings per share targets set by the

Compensation Committee and is factored by each individual participant's personal performance. The program advances the objective of moving the Company's equity-based compensation away from stock options to performance based and time vested stock grants, and provides potential rewards to senior leaders and key contributors who are responsible for developing and executing the Company's growth strategies. The Compensation Committee believes that granting performance based equity compensation awards more closely aligns the recipient's interest with the Company's stock market performance.

        The Reward For Results Program has been designed to align executive compensation with both the Company's business goals and long-term shareholder interests. The Committee recognizes that while stock prices may reflect corporate performance over the long term, other factors, such as general economic conditions and varying investors' attitudes toward the stock market in general, and specific industries in particular, may significantly affect stock prices at any point in time. Accordingly, the annual cash components of the program, consisting of salary and annual bonus, emphasize the achievement of earnings per share, customer growth and individual performance, which are independent of short-range fluctuations in the stock price.

Respectfully,

John D. Beletic Dennis J. Shaughnessy Morton F. Zifferer, Jr.

Stock Performance Graph

        The chart set forth below shows the value of an investment of $100 on March 29, 1999 in each of the Company's Common Stock, the Russell 2000 index and peer issuers for the period March 29, 1999 to March 28, 2004. All values assume reinvestment of the pre-tax value of dividends.

Comparison of Cumulative Total Return
Value of Investment of $100 on March 29, 1999

        The peer issuers consist of the following companies engaged in the telecommunications retail and/or wholesale product distribution industry: Cellstar Corporation; Brightpoint, Inc.; Andrew Corporation; Ingram Micro Inc.; Somera Communications Inc.; W.W. Grainger, Inc.; and Anixter International Inc. All of the current peer group issuers were publicly traded as of March 28, 2004.

REPORT OF THE AUDIT COMMITTEE

        The Audit Committee is comprised solely of directors who are "independent" within the meaning of the Securities and Exchange Commission rules and Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. The Audit Committee operates under a written charter adopted by the Board of Directors, a copy of which is attached as Appendix B. The composition of the Audit Committee, the attributes of its members and the responsibilities of the Committee, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees. The Committee reviews and assesses the adequacy of its charter on an annual basis.

        As described more fully in its charter, the purpose of the Audit Committee is to assist the Board of Directors in its general oversight of the Company's financial reporting, internal control and audit functions. Management is responsible for the preparation, presentation and integrity of the Company's financial statements, accounting and financial reporting principles, internal controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. Ernst &

Young LLP (and previously, Arthur Andersen LLP, who audited the consolidated financial statements as of and for the year ended March 31, 2002), the Company's independent auditing firm, is responsible for performing an independent audit of the consolidated financial statements in accordance with auditing standards generally accepted in the United States.

        The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent auditor, nor can the Committee certify that the independent auditor is "independent" under applicable rules. The Committee serves a board-level oversight role, in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors and the experience of the Committee's members in business, financial and accounting matters.

        Among other matters, the Audit Committee monitors the activities and performance of the Company's external auditors, including the audit scope, external audit fees, auditor independence matters and the extent to which the independent auditor may be retained to perform non-audit services. The Audit Committee has ultimate authority and responsibility to select, evaluate and, when appropriate, replace the Company's independent auditor. The Audit Committee also reviews the results of the external audit work with regard to the adequacy and appropriateness of the Company's financial, accounting and internal controls. Management and independent auditor presentations to and discussions with the Audit Committee also cover various topics and events that may have significant financial impact or are the subject of discussions between management and the independent auditor. In addition, the Audit Committee generally oversees the Company's internal compliance programs.

        The Committee has reviewed and discussed the fiscal year ended March 28, 2004 consolidated financial statements with management and Ernst & Young LLP, as the Company's independent auditor for that period. Management represented to the Committee that these consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and Ernst & Young LLP as the Company's independent auditor represented that its presentations included the matters required to be discussed with the independent auditor by Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committee."

        The Company's independent auditor for fiscal year ended March 28, 2004, Ernst & Young LLP, also provided the Committee with the written disclosures required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and the Committee discussed with the independent auditor that firm's independence.

        Following the Committee's discussions with management and the independent auditor, the Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's annual report on Form 10-K for the year ended March 28, 2004.

Respectfully,

Jerome C. Eppler Benn R. Konsynski, Ph.D. Morton F. Zifferer, Jr.

Principal Accountant Fees and Services

        The following table shows the fees paid or accrued by the Company for the audit and other services provided by Ernst & Young LLP for fiscal years 2004 and 2003:

	2004	2003
Audit Fees (1)	$168,293	$105,925
Audit-Related Fees (2)	21,520	48,609
Tax Fees (3)	64,925	56,825
All Other Fees	—	—

Total	$254,738	$211,359

(1)
Audit services of Ernst & Young LLP for fiscal years 2004 and 2003 consisted of the examination of the consolidated financial statements of the Company and quarterly review of financial statements.

(2)
These fees represent aggregate fees billed for consulting on various technical issues related to the Company's critical accounting policies in fiscal 2004 and 2003. These fees are reasonably related to the performance of the audit of the Company's annual financial statements for fiscal 2004.

(3)
"Tax Fees" represents fees for tax preparation and federal, state and local tax matters. The Audit Committee considered whether the provision by Ernst & Young LLP of non-audit services to the Company is compatible with maintaining Ernst & Young's independence.

        Pursuant to the Company's Audit Committee Charter, all audit services and permitted non-audit services to be performed for the Company by its outside auditor are approved by the Audit Committee. The Committee has delegated authority to one or more members to pre-approve audit and permitted non-audit services (including pre-approval of fees), provided that the approvals granted by such persons are reviewed with the full Committee at its next scheduled meeting.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        There are no "interlocks" (as defined by the rules of the Securities and Exchange Commission) with respect to any member of the Compensation Committee of the Board of Directors, and the Compensation Committee consists entirely of independent, nonemployee directors.

CODE OF BUSINESS CONDUCT AND ETHICS

        We have adopted a code of business conduct and ethics that applies to our team members, including all of our officers and directors, and particularly our chief executive officer, chief financial officer, principal accounting officer and other persons performing similar functions. This code is available on our Web site (http://www.tessco.com) under the heading "Corporate." We will promptly disclose on our Web site any amendments to, and waivers from, our code of business conduct and ethics, if and when required.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our common stock. Insiders are required by regulation of the Securities and Exchange Commission to furnish us with copies of all Section 16(a) forms they file.

        To our knowledge, based solely upon the review of the copies of such reports furnished to us or written representations that no other reports were required during the fiscal year ended March 28, 2004, all of these executive officers and directors complied with all Section 16(a) filing requirements applicable to them.

SHAREHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING

        Any shareholder proposal intended for inclusion in the proxy material for the 2005 Annual Meeting of Shareholders must be received in writing by the Company, at the address set forth on the first page of this Proxy Statement, on or before February 19, 2005. Any such proposal will be subject to the requirements of Exchange Act Rule 14a-8.

        If a shareholder intends to submit a proposal at the 2005 annual meeting that is not eligible for inclusion in the proxy statement and proxy, the shareholder must do so no later than February 19, 2005. If such a shareholder fails to comply with the foregoing notice provision, the proxy holders will be allowed to use their discretionary authority when the proposal is raised at the 2005 annual meeting.

OTHER MATTERS

        As of the date of this Proxy Statement, the Board of Directors of the Company knows of no other business that will be presented for consideration at the Annual Meeting. Delivery of a proxy, however, confers on the designated proxy, discretionary authority to vote the shares in accordance with their discretion on such other business, if any, that may properly come before the Annual Meeting or any adjournments thereof.

AVAILABLE INFORMATION

        The Company is subject to the informational requirements of the Securities Exchange Act of 1934 and, in accordance therewith, files reports, proxy statements and other information with the Securities and Exchange Commission. Reports, proxy statements and other information filed by the Company may be inspected without charge and copies obtained upon payment of prescribed fees from the Public Reference Section of the Securities and Exchange Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, NW, Washington, D.C. 20549, or at the Securities and Exchange Commission's regional offices located at 233 Broadway, New York, New York 10279 and 175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604, or by way of the Securities and Exchange Commission's Internet address, http://www.sec.gov.

        The Company will provide without charge to each person receiving this proxy statement, upon the written request of such person, a copy of the Company's Annual Report on Form 10-K, including the financial statements and schedules thereto, required to be filed with the Securities and Exchange Commission for the fiscal year ended March 28, 2004. Written requests for a copy of the Company's Annual Report on Form 10-K should be directed to David M. Young, Corporate Secretary, 11126 McCormick Road, Hunt Valley, Maryland 21031.

By Order of the Board of Directors,

David M. Young Corporate Secretary

June 17, 2004

Appendix A

[Arthur Andersen LLP Letterhead]

June 4, 2002

Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

Dear Sir/Madam:

        We have read Item 4 included in the Form 8-K dated June 4, 2002 of TESSCO Technologies Incorporated to be filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.

Very truly yours,

By: /s/ Arthur Andersen LLP

Appendix B

TESSCO Technologies Incorporated

Audit Committee Charter

PURPOSE

        The Audit Committee (the "Committee") is a committee of the Board of Directors (the "Board") of TESSCO Technologies Incorporated. (the "Company"). Its primary function is to assist the Board in fulfilling its oversight responsibilities by reviewing the financial information which will be provided to the shareholders and others, the systems of internal controls which management and the Board have established and the audit process. In doing so, it is the responsibility of the Committee to provide an open avenue of communication between the Board, management and the outside auditors.

ORGANIZATION

        a.     Members of the Committee shall be appointed by the Board. Each member shall serve until the earlier to occur of the date on which he or she shall (1) be replaced by the Board; (2) resign from the Committee; or (3) resign from the Board.

        b.     The Committee shall have at least three (3) members and shall be comprised solely of independent directors (except as otherwise permitted by applicable law, rule or regulation). Each member shall be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement and cash flow statement or will be able to do so within a reasonable period of time after his or her appointment to the Committee.

        c.     At least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

        d.     As used in this charter, "independent director" means a director who is not an officer or employee of the Company or its subsidiaries and does not have a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The following persons shall not be considered independent:

    (1)
    a director who is employed by the Company or any parent or subsidiary of the Company for the current year or any of the past three (3) years;

    (2)
    a director who accepted, directly or indirectly, any consulting, advisory or other compensatory fee from the Company or any subsidiary during the previous fiscal year, other than compensation for board service, benefits under a tax-qualified retirement plan or non-discretionary compensation;

    (3)
    a director who is a member of the immediate family of an individual who is, or has been in any of the past three (3), years employed by the Company or any by any parent or subsidiary of the Company as an executive officer. Immediate family includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law or anyone who resides in such person's home;

    (4)
    a director who is affiliated with a significant customer or supplier of the company;

    (5)
    a director who is employed as an executive of another entity where any of the Company's executives serve on that entity's compensation committee; and

    (6)
    a director who is, or has an immediate family member who is, a current partner of the Company's outside auditor, or was a partner or employee of the Company's outside auditor who worked on the Company's audit at any time during any of the past three (3) years.

        e.     The Board shall appoint one of the members of the Committee as Chairperson. It is the responsibility of the Chairperson to schedule all meetings of the Committee and provide the Committee with a written agenda for all meetings.

RIGHTS AND RESPONSIBILITIES

a.
General

1.
The Committee shall have the power to conduct or authorize investigations into any matter within the Committee's scope of responsibilities with full power to retain independent counsel and/or other advisors for this purpose. The Committee shall have unrestricted access to members of management and all information relevant to its responsibilities.

2.
The Committee shall meet at least three (3) times per year or more frequently as circumstances require. The Committee may ask members of management or others to attend meetings and provide pertinent information as necessary.

3.
The Committee shall report its actions to the Board with such recommendations as the Committee may deem appropriate and issue all required reports, including the report required by the Securities and Exchange Commission (the "SEC") to be included in the Company's annual proxy.

4.
The Committee shall review and reassess the adequacy of this charter at least annually.

5.
The Committee shall meet with the outside auditor, in separate executive sessions, to discuss any matters that the Committee or the outside auditor believe should be discussed privately.

6.
The Committee shall ensure the establishment of and periodically review procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters and adopt, as necessary, appropriate remedial measures or actions with respect to such complaints or concerns.

7.
The Committee shall perform such other functions required by law, the Company's charter, the bylaws or the Board.

8.
The Company shall provide appropriate funding as determined by the Committee to permit the Committee to perform its duties under this charter and to compensate its advisors.

b.
Internal Controls and Risk Assessment

1.
The Committee shall consider and review with management and the outside auditor the effectiveness of or weaknesses in the Company's internal controls, including computerized information system controls and security, the overall control environment and accounting and financial controls.

2.
The Committee shall consider and review with management and the outside auditor any related significant findings and recommendations of the outside auditor, together with management's responses thereto.

c.
Outside Auditor

1.
The Committee has the sole authority and responsibility to appoint, select, engage, evaluate, oversee and, where appropriate, replace the outside auditor (or to nominate the outside auditor to be proposed for the shareholder approval in any proxy statement).

2.
The outside auditor's ultimate accountability is to the Board and the Committee, as representatives of the shareholders.

3.
The Committee shall review and approve the discharge of the outside auditor.

4.
The Committee shall review the scope and approach of the annual audit with the outside auditor.

5.
The Committee shall instruct the outside auditor to communicate directly to the Committee any serious difficulties or disputes with management.

6.
The Committee shall receive from the outside auditor a formal written statement delineating all relationships between the outside auditor and the Company, consistent with applicable standards. The statement shall include a description of all services provided by the outside auditor and the related fees.

7.
The Committee shall actively engage in a dialogue with the outside auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditor.

8.
The Committee shall take appropriate action to oversee the independence of the outside auditor.

9.
The Committee shall pre-approve all audit services and permitted non-audit services to be performed for the Company by its outside auditor. The Committee shall also be responsible for approving the fees to be paid to the outside auditor for their services. The Committee may delegate authority to one or more members of the Committee to pre-approve audit and permitted non-audit services (including pre-approval of fees), provided that the approvals granted by such persons are reviewed with the full Committee at its next scheduled meeting.

10.
The outside auditor shall not be engaged to perform any non-audit services proscribed by law or SEC regulation.

d.
Financial Reporting

        Prior to the filing of quarterly and annual financial statements, and in conjunction with the annual audit and quarterly review performed by the outside auditor, the Committee shall review with management and the outside auditor:

  1.
  The Company's annual financial statements and related footnotes.

  2.
  The outside auditor's audit of the financial statements and related report thereon.

  3.
  Any significant changes required in the outside auditor's plan.

  4.
  Any significant difficulties or disputes with management encountered during the course of the annual audit or quarterly review.

  5.
  The existence of significant estimates and judgments underlying the financial statements, including the rationale behind those estimates as well as the details on material accruals and reserves, and the Company's accounting principles.

  6.
  The overall quality, not just the acceptability, of the Company's accounting principles as applied in its financial reporting.

  7.
  The effect of new or proposed regulatory and accounting initiatives, as well as off-balance sheet structures, on the Company's financial statements and other public disclosures.

  8.
  Any major issues as to the adequacy of the Company's internal controls.

  9.
  Any material correcting adjustments that have been identified by the outside auditor, and any material unadjusted differences.

  10.
  Other matters related to the conduct of the audit, which are to be communicated to the Committee under generally accepted auditing standards.

e.
Compliance with Laws and Regulations

1.
The Committee shall ascertain whether the Company has an effective process for determining risks and exposures from asserted and unasserted litigation and claims and from noncompliance with laws and regulations.

2.
The Committee shall review with the Company's counsel and others any legal, tax or regulatory matters that may have a material impact on the Company operations and the financial statements, related Company compliance policies, and programs and reports received from regulators.

Appendix C

TESSCO Technologies Incorporated

Compensation Committee Charter

PURPOSE

        The Board of Directors of TESSCO Technologies Incorporated (the "Company") has constituted and established a Compensation Committee (The "Committee") with authority, responsibility, and specified duties as described in this Compensation Committee Charter. The Compensation Committee shall, where appropriate, discharge the Board's responsibilities, and where appropriate, provide assistance to the Board in its fulfilling its responsibilities to the shareholders, potential shareholders and investment community relating to compensation practices of the Company, including salary and other forms of compensation. The Compensation Committee's primary duties and responsibilities are to formulate and recommend compensation policies of the Company that will enable the Company to attract and retain high-quality leadership and are consistent with the Company's established compensation philosophy, and to discharge the responsibilities of the Board in that regard and where appropriate.

ORGANIZATION

        a.     Members of the Committee shall be appointed by the Board. Each member shall serve until the earlier to occur of the date on which he or she shall (1) be replaced by the Board; (2) resign from the committee; or (3) resign from the Board.

        b.     The Committee shall have at least three (3) members and shall be comprised solely of independent directors (except as otherwise permitted by applicable law, rule or regulation). As used in this Charter, "independent director" shall be as defined from time to time by NASDAQ.

        c.     The Board shall appoint one of the members of the Committee as Chairperson. It is the responsibility of the Chairperson to schedule all meetings of the Committee and provide the Committee with a written agenda for all meetings.

RESPONSIBILITIES

        a.     The Committee shall discharge where appropriate the Board's responsibilities, and where appropriate make recommendations to the Board, regarding compensation matters and practices. Specifically, the Committee is charged with the following duties and responsibilities:

        b.     Review and reassess, at least annually, the adequacy of this Charter and make recommendations to the Board, as conditions dictate, to update this Charter.

        c.     Review all forms of compensation for Directors and senior management of the Company, including the form and amount of current salary, deferred salary, cash and non-cash benefits and compensation plans for other team members of the Company.

        d.     Approve base salary amounts and individual stock option grants, restricted stock awards and restricted stock (including the President and CEO) unit awards for all corporate officers at or above the Senior Vice President level (including the President and CEO) and all other SEC reporting officers of the Company, and administer the Company's stock option and other incentive compensation plans and programs.

        e.     Approve all incentive awards and participation in the Executive Incentive Plan for all corporate officers at or above the Senior Vice President level and all other SEC reporting officers of the Company.

        f.      Amend or modify, where appropriate, the provisions of any compensation or benefit plan that does not require shareholder approval.

        g.     Make delegations of authority and responsibilities as the Compensation Committee deems proper, and periodically review such delegations.

        h.     Prepare and approve reports to shareholders on compensation matters which are required by the Securities and Exchange Commission and other government bodies.

        i.      Perform an annual performance appraisal for the Chairman of the Board, President and Chief Executive Officer.

        j.      Establish levels of Director compensation to include marketplace reviews of retainers, meeting fees, stock plans and other similar component of compensation.

        k.     Annually review succession plans for key positions in the Company

        l.      Review Company programs such as team member surveys, development plans and affirmative action plan goal attainment.

REPORTING

        As and when appropriate, the Compensation Committee will prepare and, through its chair, submit periodic reports of the Committee's work and findings to the Board of Directors. Said report will contain recommendations for Board actions when appropriate.

MANAGEMENT SUPPORT

        To assist the Compensation Committee in fulfilling its duties, management will provide the Committee with information and recommendations as needed and requested. The Committee shall be authorized to engage legal counsel and consultants at its discretion, as and when if it deems it to be necessary.

Appendix D

TESSCO Technologies Incorporated

Nominating Committee Charter

PURPOSE

        The Board of Directors of TESSCO Technologies Incorporated (the "Company") has constituted and established a Nominating Committee (the "Committee") with authority, responsibility, and specified duties as described in this Nominating Committee Charter. The Committee is responsible for developing and implementing policies and procedures that are intended to assure that the Board of Directors will be appropriately constituted and organized to meet its fiduciary obligations to the Company and the shareholders on an ongoing basis.

ORGANIZATION

  •
  Members of the Committee shall be appointed by the Board. Each member shall serve until the earlier to occur of the date on which he or she shall (1) be replaced by the Board; (2) resign from the committee; or (3) resign from the Board.

  •
  The Committee shall have at least three (3) members and shall be comprised solely of independent directors (except as otherwise permitted by applicable law, rule or regulation).

  •
  As used in this Charter, "independent director" means independent as defined from time to time by NASDAQ.

  •
  The Board shall appoint one of the members of the Committee as Chairperson. It is the responsibility of the Chairperson to schedule all meetings of the Committee and provide the Committee with a written agenda for all meetings.

RESPONSIBILITIES

        The Committee shall:

a)
Make recommendations to the Board regarding matters and practices concerning the Board, its committees and individual directors.

b)
Evaluate the current composition and governance structure of the Board of Directors and determine its future requirements.

c)
Make recommendations concerning the qualifications, compensation and retirement age of Directors.

d)
Recommend nominees for election to the Board of Directors, and establish and administer a Board evaluation process.

e)
Make recommendations to the Board of Directors about the appointment of Directors to Board Committees and the selection of Chairperson of the Board Committees.

f)
Review timely nominations by shareholders for the election of directors and ensure that such shareholders are advised of any action taken by the Board with respect thereto.

REPORTING

        The Nominating Committee will prepare and, through its Chairperson, submit periodic reports of the Committee's work and findings to the Board of Directors. Said report will contain recommendations for Board actions when appropriate.

Appendix E

Readoption and Extension of the 1994 Stock and Incentive Plan

        The TESSCO Technologies Incorporated 1994 Stock and Incentive Plan is hereby readopted and the date through which Awards may be granted under the 1994 Plan be and hereby is extended from April 12, 2004 to July 22, 2009. The foregoing shall be effective upon and as of the date of stockholder approval at the 2004 Annual Meeting of Stockholders

Appendix F

TESSCO TECHNOLOGIES INCORPORATED

1994 STOCK AND INCENTIVE PLAN

SECTION 1. PURPOSE

        The purpose of the TESSCO Technologies Incorporated 1994 Stock and Incentive Plan (the "Plan") is to attract and retain outstanding individuals as Key Employees of TESSCO Technologies Incorporated (the "Company") and its Affiliates and to motivate such individuals to achieve the long-term performance goals of the Company by providing incentives to such individuals in the form of stock ownership or monetary payments based on the value of the capital stock of the Company or its financial performance, or both, on the terms and conditions set forth herein.

SECTION 2. DEFINITIONS

        As used in the Plan and unless the context clearly indicates otherwise, the following terms shall have the respective meanings set forth below:

        (a)   "Affiliate" shall mean any entity that is controlled directly or indirectly by the Company.

        (b)   "Award" shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit or Performance Award granted under the Plan.

        (c)   "Award Agreement" shall mean any written agreement, contract or other instrument or document evidencing any Award granted under the Plan.

        (d)   "Beneficiary" shall mean the person designated by the Participant, on a form provided by the Company, to exercise the Participant's rights in accordance with Section 7(f) of the Plan in the event of death or, if no such person is designated, the estate or personal representative of such Participant.

        (e)   "Board of Directors" shall mean the Board of Directors of the Company.

        (f)    "Code" shall mean the Internal Revenue Code of 1986, as amended.

        (g)   "Commission" shall mean the United States Securities and Exchange Commission or any successor agency.

        (h)   "Committee" shall mean the Compensation Committee of the Board of Directors. The Committee shall be composed of two or more directors, all of whom shall be "disinterested persons" within the meaning of Rule 16b-3 and "outside directors" within the meaning of Section 162(m)(4)(C) of the Code and any regulations issued thereunder.

        (i)    "Disability" shall mean a total and permanent disability within the meaning of the Company's long-term disability plan, as amended from time to time.

        (j)    "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

        (k)   "Fair Market Value" shall mean, with respect to any property (excluding the Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee, and with respect to any Shares or other securities, the last reported sale price of the Shares or other securities on any national securities exchange or quotation system providing such information on the day prior to the date of the determination or, if not listed on any such exchange or quotation system, the average of the bid and asked prices of the Shares or other securities as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") as of the day prior to the date of the determination of the fair market value or, if not listed on NASDAQ, the fair market value of the Shares or other securities as of the day prior to the date of such determination as determined in good faith by the Board of Directors or the Committee.

        (l)    "Incentive Stock Option" shall mean an Option granted under Section 7(a) of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

        (m)  "Key Employee" shall mean any officer or other employee of the Company or of any Affiliate who is described in Section 6.

        (n)   "Non-Qualified Option" shall mean an Option granted under Section 7(a) of the Plan that is not intended to be an Incentive Stock Option.

        (o)   "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

        (p)   "Participant" shall mean a Key Employee who is designated to be granted or has received an Award under the Plan.

        (q)   "Performance Award" shall mean any Award granted under Section 7(d) of the Plan.

        (r)   "Person" shall mean any individual, corporation, partnership, limited liability company, association, joint-stock company, trust, unincorporated organization or government or political subdivision thereof.

        (s)   "Released Securities" shall mean Restricted Stock with respect to which all applicable restrictions have expired, lapsed or been waived.

        (t)    "Restricted Stock" shall mean any Shares granted and issued under Section 7(c) of the Plan.

        (u)   "Restricted Stock Unit" shall mean any Award granted under Section 7(c) of the Plan that is denominated in Shares.

        (v)   "Restriction Period" shall mean, with respect to Restricted Stock or Restricted Stock Units, that period of time determined by the Committee pursuant to Section 7(c).

        (w)  "Retirement" shall mean termination of a Participant's employment with the Company or any Affiliate at his or her "normal retirement date" as defined in the Company's Retirement Savings Plan or any successor plan.

        (x)   "Termination" shall mean any resignation or discharge from employment with the Company or any Affiliate except in the event of Disability, Retirement or death.

        (y)   "Rule 16b-3" shall mean Rule 16b-3 promulgated by the Commission under the Exchange Act or any successor rule or regulation thereto.

        (z)   "Shares" shall mean shares of the Common Stock of the Company and such other securities or property as may become the subject of Awards or become subject to Awards pursuant to an adjustment made under Section 8 of the Plan.

        (aa) "Stock Appreciation Right" shall mean any Award granted under Section 7(b) of the Plan.

SECTION 3. EFFECTIVE DATE; STOCKHOLDER APPROVAL; TERMINATION

        (a)   EFFECTIVE DATE AND STOCKHOLDER APPROVAL.    Subject to the approval of the Plan by the stockholders of the Company, in accordance with the provisions of Rule 16b-3, the Plan shall be effective as of April 12, 1994.

        (b)   TERMINATION.    No Award shall be granted under the Plan after [July 22, 2009]*; PROVIDED, HOWEVER, that any Award theretofore granted may extend beyond such date unless expressly provided otherwise herein or in the applicable Award Agreement; PROVIDED FURTHER, to the extent set forth in Section 8 hereof, the authority of the Committee to amend, alter, adjust, suspend, discontinue or terminate any such Award or to waive any conditions or restrictions with respect to any such Award, and the authority of the Board of Directors to amend the Plan, shall extend beyond such date.

*
Subject to shareholder approval.

2

SECTION 4. ADMINISTRATION

        The Plan shall be administered by the Committee; PROVIDED, HOWEVER, that if at any time the Committee shall not be in existence, the functions of the Committee as specified in the Plan shall be exercised by those members of the Board of Directors who qualify as "disinterested persons" under Rule 16b-3 and as "outside directors" under Section 162(m)(4)(C) of the Code and any regulations issued thereunder.

        Subject to the terms of the Plan and applicable law, the Committee shall have full power and authority with respect to the Plan, including, without limitation, the power to:

        (i)    designate Participants;

        (ii)   determine the types of Awards to be granted to each Participant under the Plan;

        (iii)  determine the number of Shares to be covered by (or with respect to which payments, rights or other matters are to be calculated in connection with) Awards;

        (iv)  determine the terms and conditions of any Award;

        (v)   determine whether, to what extent, under what circumstances and the method by which Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or cancelled, forfeited or suspended;

        (vi)  determine whether, to what extent and under what circumstances cash, Shares, other securities, other Awards, other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee;

        (vii) interpret and administer the Plan and any instrument or agreement relating to, and any Award made under, the Plan (including, without limitation, any Award Agreement);

        (viii) establish, amend, suspend and waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and

        (ix)  make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

        Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan, or any Award, shall be within the sole discretion of the Committee, may be made at any time, and shall be final, conclusive and binding upon all Persons, including the Company, any Affiliate, any Participant, any holder or Beneficiary of any Award, any stockholder and any employee of the Company or of any Affiliate.

SECTION 5. GRANTS OF AWARDS; SHARES AVAILABLE FOR AWARD

        (a)   The Committee may, from time to time, grant Awards to one or more Participants; PROVIDED, HOWEVER, that:

          (i)    subject to any adjustment pursuant to Section 8, the aggregate number of Shares available with respect to which Awards may be granted under the Plan shall be 111,000;

          (ii)   to the extent that any Shares covered by an Award granted under the Plan, or to which any Award relates, are forfeited (prior to the payment of dividends or the exercise by the holder of other indicia of ownership of the Shares or other property issuable or payable with respect to the Award), or if an Award otherwise terminates, expires or is cancelled prior to the delivery of all of the Shares or of other consideration issuable or payable pursuant to such Award, then the number of Shares counted against the number of Shares available under the Plan in connection with the

3

  grant of such Award, to the extent of any such forfeiture, termination, expiration or cancellation, shall again be available for granting of Awards under the Plan;

          (iii)  Shares which have been issued, or any other shares of the capital stock of the Company, which a Participant tenders to the Company in satisfaction of income and payroll tax withholding obligations or in satisfaction of the exercise price of any Award shall remain authorized and shall again be available for the purposes of the Plan; provided, however, that any such previously issued Shares, or such other shares, shall not be the subject of any grant under the Plan to any officer of the Company, or other individual, who, at the time of such grant, is subject to the short-swing trading provisions of Section 16 of the Exchange Act; and

          (iv)  any Shares ceasing to be subject to an Award due to the exercise of an Award or expiration of a Restriction Period shall no longer be available for granting of an Award hereunder.

        (b)   For purpose of this Section 5:

          (i)    if an Award is denominated in Shares, the number of Shares covered by such Award, or to which such Award relates, shall be counted on the date of grant of such Award against the number of Shares available for granting Awards under the Plan; and

          (ii)   if an Award is not denominated in Shares, a number of Shares shall be counted on the date of grant of such Award against the number of Shares available for granting Awards under the Plan equal to the quotient of the Fair Market Value (calculated as of the date of grant) of the maximum amount of cash or other consideration payable pursuant to such Award, divided by the Fair Market Value of one Share on the date of grant.

        (c)   Any Shares delivered by the Company pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares. In determining the size of any Award, the Committee may take into account a Participant's responsibility level, performance, potential, cash compensation level, the Fair Market Value of the Shares at the time of the Award and such other considerations as it deems appropriate.

SECTION 6. ELIGIBILITY

        Any Key Employee, including any executive officer or employee-director of the Company or any Affiliate, who is not a member of the Committee and who, in the opinion of the Committee, contributes to the continued growth, development and financial success of the Company or an Affiliate shall be eligible to be designated as a Participant.

SECTION 7. AWARDS

        (A)  OPTIONS.    The Committee is hereby authorized to grant Options to Participants in the form of either Non-Qualified Stock Options or Incentive Stock Options with the terms and conditions set forth in this Section 7 and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine. Notwithstanding any other provision of the Plan, no Participant shall receive in any one calendar year Options for more than 50,000 Shares.

          (i)    LIMITATIONS ON INCENTIVE STOCK OPTIONS.

      (A)
      In the event the Committee grants Incentive Stock Options, the aggregate Fair Market Value (determined at the time the Options are granted) of the Shares underlying any such Options, together with the shares underlying any incentive stock options (as defined in Section 422 of the Code) under any other plans of the Company or any Affiliate, which shall be first exercisable by any one Participant shall not, during any calendar year, exceed $100,000, or such other limitation as may be provided in the Code.

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      (B)
      The grant of Options hereunder shall be subject to guidelines adopted by the Committee with respect to the timing and size of such Options. In addition, the Committee may in its discretion provide that an Option may not be exercised in whole or in part for any period or periods specified by the Committee. The right of a participant to exercise an Option shall be cancelled if and to the extent that Shares covered by such Option are used to calculate amounts received upon exercise of a related Stock Appreciation Right. In the discretion of the Committee, the Company may agree to repurchase Options for cash.

      (C)
      The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, or any successor provision thereto, and any regulations promulgated thereunder.

          (ii)   EXERCISE PRICE.    The exercise price per Share purchasable under an Option shall be determined by the Committee; PROVIDED, HOWEVER, that such exercise price shall not be less than the Fair Market Value of a Share on the date of grant of the Option (or, if the Committee so determines, in the case of any Option granted in tandem with or in substitution for another Award or any outstanding award granted under any other plan of the Company, on the date of grant of such other Award or award).

          (iii)  OPTION TERM.    The term of each Option shall be fixed by the Committee; PROVIDED, HOWEVER, that in no event shall the term of any Incentive Stock Option exceed a period of ten years from the date of its grant.

          (iv)  EXERCISABILITY AND METHOD OF EXERCISE.    Except for such limitations as may be set forth herein, an Option shall become exercisable in such manner and within such period or periods and in such installments or otherwise as shall be determined by the Committee and set forth in the Award Agreement evidencing the Option. The Committee also shall determine the method or methods by which, and the form or forms in which, payment of the exercise price with respect to any Option may be made or deemed to have been made.

        (b)   STOCK APPRECIATION RIGHTS.    The Committee is hereby authorized to grant Stock Appreciation Rights to Participants. Subject to the terms of the Plan and any applicable Award Agreement, a Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive, upon exercise thereof, the excess of (i) the Fair Market Value of one Share on the date of exercise or, if the Committee shall so determine in the case of any such right other than one related to any Incentive Stock Option, at any time during a specified period before or after the date of exercise, over (ii) the grant price of the right as specified by the Committee, which shall not be less than the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right (or, if the Committee so determines, in the case of any Stock Appreciation Right granted in tandem with or in substitution for another Award or any outstanding award granted under any other plan of the Company, on the date of grant of such other Award or award). Subject to the terms of the Plan and any applicable Award Agreement, the grant price, term, methods of exercise, methods of settlement and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate, including, without limitation, restricting the time of exercise of the Stock Appreciation Right to specified periods as may be necessary to satisfy the requirements of Rule 16b-3. Notwithstanding any other provision of the Plan, no Participant shall receive in any one calendar year Stock Appreciation Rights in respect to more than 50,000 Shares.

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        (c)   RESTRICTED STOCK AND RESTRICTED STOCK UNITS.

          (i)    ISSUANCE.    The Committee is hereby authorized to grant Awards of Restricted Stock and Restricted Stock Units to Participants, such Awards, including the total number of Shares to which they pertain, to be evidenced by an Award Agreement.

          (ii)   RESTRICTIONS.    Shares of Restricted Stock and Restricted Stock Units shall be issued in the name of the Participant without payment of consideration, and shall be subject to such restrictions as the Committee may impose (including, without limitation, a Restriction Period, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Committee may deem appropriate. Different Restricted Stock or Restricted Stock Unit Awards may have different Restriction Periods.

          (iii)  REGISTRATION.    Any Restricted Stock granted under the Plan may be evidenced in such manner as the Committee may deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued to evidence Shares of Restricted Stock granted under the Plan, such certificate shall be registered in the name of the Participant and shall bear an appropriate legend (as determined by the Committee) referring to the terms, conditions and restrictions applicable to such Restricted Stock. Upon completion of the applicable Restriction Period, the related restriction or restrictions upon the Award shall expire and new certificates representing the Award shall be issued without the applicable restrictive legend described herein. Such Shares shall be delivered in accordance with the terms and conditions of such Participant's Award Agreement.

        (d)   PERFORMANCE AWARDS.    The Committee is hereby authorized to grant Performance Awards to Participants. Subject to the terms of the Plan and any applicable Award Agreement, a Performance Award granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock), other securities, other Awards or other property and (ii) shall confer on the holder thereof rights valued as determined by the Committee and payable to, or exercisable by, the holder of the Performance Award, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan, the Committee shall establish performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, and the amount of any payment or transfer to be made pursuant to any Performance Award.

        (e)   CODE SECTION 162(m) REQUIREMENTS.    The Committee in its sole discretion shall determine whether Awards made pursuant to the Plan shall be designed to meet the requirements of performance-based compensation within the meaning of Section 162(m) of the Code and any regulations issued thereunder.

        (f)    TERMINATION, RETIREMENT, DISABILITY AND DEATH.    In the event a Participant ceases employment with the Company or any Affiliate prior to exercise of the Participant's Option or Stock Appreciation Right, prior to the lapse of any Restriction Period or prior to the achievement of any performance goals or lapse of any performance period, such Award shall be subject to the following provisions:

          (i)    TERMINATION.    If the Termination is at the Company's request for gross misconduct by the Participant, the Participant's Award shall be forfeited immediately. If the Termination is at the Participant's request, or at the Company's request for reasons other than gross misconduct, the Award shall be forfeited immediately unless the Committee in its discretion decides that an option or Stock Appreciation Right shall be exercisable and the extent to which it shall be exercisable, or decides to remove any restrictions applicable to Restricted Stock, Restricted Stock Units or Performance Awards.

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          (ii)   RETIREMENT.    In the event of Retirement, Options and Stock Appreciation Rights must be exercised within 12 months (or such lesser period as the Code may require) of the Participant's "normal retirement date" as defined in the Company's Retirement Savings Plan or any successor plan, any restriction applicable to a Restricted Stock Award shall be removed pro rata, in accordance with the portion of the Restriction Period which has expired upon such Retirement, and any restriction applicable to any Performance Award may be removed in the discretion of the Committee.

          (iii)  DISABILITY.    Upon a Participant's Disability, the Participant's Options and Stock Appreciation Rights shall be exercisable, any restriction applicable under a Restricted Stock Award shall be removed on a pro rata basis in accordance with the portion of the Restriction Period expired as of the date of Disability, as such date is determined under the Company's long-term disability plan, as amended from time to time, and any restriction applicable under a Performance Award may be removed in the discretion of the Committee.

          (iv)  DEATH.    If the Participant shall die while in the employment of the Company or any Affiliate or within the period of time after Retirement during which the Participant would have been entitled to exercise his Options and Stock Appreciation Rights, the Participant's Beneficiary shall have the right to exercise such Options and Stock Appreciation Rights within 12 months from the date of the Participant's death to the extent the Participant was entitled to exercise the same immediately prior to the Participant's death. Any restriction applicable under a deceased Participant's Restricted Stock Award shall be removed on a pro rata basis in accordance with the portion of the Restricted Period which had expired as of the date of death, and any restriction applicable under a deceased Participant's Performance Award may be removed in the discretion of the Committee.

        (g)   ELECTION TO RECOGNIZE INCOME.    If a Participant makes an election in a timely manner pursuant to Section 83(b) of the Code to recognize income for tax purposes when an Award is first made, the Participant shall notify the Company within 10 days of the making of such election.

        (h)   GENERAL.

          (i)    AWARD AGREEMENTS.    Each Award granted under the Plan shall be evidenced by an Award Agreement in such form as shall have been approved by the Committee.

          (ii)   AWARDS MAY BE GRANTED SEPARATELY OR TOGETHER.    Awards may be granted either alone or in addition to, in tandem with, or in substitution for any other Award or any award granted under any other plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards, or in addition to or in tandem with awards granted under any other plan of the Company or any Affiliate, may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

          (iii)  FORMS OF PAYMENT UNDER AWARDS.    Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or any Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine, including, without limitation, cash, Shares, other securities, other Awards or other property, or any combination thereof, and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of interest in installments or deferred payments.

          (iv)  LIMITS ON TRANSFER OF AWARDS.    No Award (other than Released Securities), and no right under any such Award, shall be assignable, alienable, saleable or transferable by a Participant otherwise than by will or by the laws of descent and distribution (or, in the case of an Award of Restricted Stock, to the Company); PROVIDED, HOWEVER, that, if so determined by

7

  the Committee, a Participant may, in the manner established by the Committee, designate a Beneficiary to exercise the rights of the Participant, and to receive any property distributable with respect to any Award upon the death of the Participant. Each Award, and each right under any Award, shall be exercisable, during the Participant's lifetime, only by the Participant or, if permissible under applicable law, by the Participant's guardian or legal representative. No Award (other than Released Securities), and no right under any such Award, may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

          (v)   TERM OF AWARDS.    Except as otherwise provided herein, the term of each Award shall be for such period as may be determined by the Committee.

          (vi)  SHARE CERTIFICATES AND REPRESENTATION BY PARTICIPANTS.    All certificates for Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations and other requirements of the Commission, any stock exchange or other market upon which such Shares or other securities are then listed or traded, and any applicable federal or state securities laws, and the Committee may cause a legend or legends to be inscribed upon any such certificate(s) to make appropriate reference to such restrictions. The Committee may require each Participant or other Person who acquires Shares or other securities under the Plan to represent to the Company in writing that such Participant or other Person is acquiring the Shares or other securities without a view to the distribution thereof.

SECTION 8. AMENDMENT AND TERMINATION; ADJUSTMENTS; CORRECTIONS

        (A)  AMENDMENTS TO THE PLAN.    The Board of Directors may amend, alter, suspend, discontinue or terminate the Plan; PROVIDED, HOWEVER, that no amendment, alteration, suspension, discontinuation or termination of the Plan shall in any manner (except as otherwise provided in this Section 8) adversely affect any Award granted and then outstanding under the Plan, without the consent of the respective Participant; PROVIDED FURTHER, HOWEVER, that, notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the stockholders of the Company, no such amendment, alteration, suspension, discontinuation or termination shall be made that would:

          (i)    increase the total number of Shares available for Awards under the Plan, except as provided in Section 8(c) hereof;

          (ii)   materially increase the benefits accruing to Participants under the Plan; or

          (iii)  materially modify the requirements as to eligibility for participation in the Plan.

        (b)   AMENDMENTS TO AWARDS.    The Committee may, in whole or in part, waive any conditions or other restrictions with respect to, and may amend, alter, suspend, discontinue or terminate, any Award granted under the Plan, prospectively or retroactively, but no such action shall impair the rights of any Participant without the Participant's consent, except as provided in Section 8(c) and (d) hereof.

        (c)   CERTAIN ADJUSTMENTS OF AWARDS.

          (i)    In the event the Company or any Affiliate shall assume outstanding employee awards or the right or obligation to make future such awards in connection with the acquisition of another business or business entity, the Committee may make such adjustments in the terms of Awards, not inconsistent with the terms of the Plan, as it shall deem appropriate in order to achieve

8

  reasonable comparability or other equitable relationship between the assumed awards and the Awards granted under the Plan, as so adjusted.

          (ii)   In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction, change in applicable laws, regulations or financial accounting principles or other event affects the Shares, such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee may, in such manner as it may deem equitable, adjust any or all of: (A) the number and type of Shares (or other securities or property) which thereafter may be made the subject of Awards under the Plan; (B) the number and type of Shares (or other securities or property) subject to outstanding Awards; and (C) the grant, purchase or exercise price with respect to any Award, or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; PROVIDED, HOWEVER, in each case, that with respect to Awards of Incentive Stock Options, no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate Section 422(b)(1) of the Code or any successor provision thereto; PROVIDED FURTHER, HOWEVER, that the number of Shares subject to any Award denominated in Shares shall always by a whole number.

        (d)   CORRECTION OF DEFECTS, OMISSIONS AND INCONSISTENCIES.    The Committee may correct any defect, supply any omission or reconcile any inconsistency in any Award or Award Agreement in the manner and to the extent it shall deem desirable to carry the Plan into effect.

SECTION 9. GENERAL PROVISIONS

        (a)   NO RIGHTS TO AWARDS.    No Key Employee, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Key Employees, Participants or holders or Beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to each Participant.

        (b)   WITHHOLDING.    No later than the date as of which an amount first becomes includible in the gross income of a Participant for federal income tax purposes with respect to any Award under the Plan, the Participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Committee, withholding obligations arising with respect to Awards under the Plan may be settled with Shares (other than Restricted Stock), including Shares that are part of, or are received upon exercise of, the Award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditioned on such payment or arrangements, and the Company and any Affiliate shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant. The Committee may establish such procedures as it deems appropriate for the settling of withholding obligations with Shares, including, without limitation, the establishment of such procedures as may be necessary to satisfy the requirements of Rule 16b-3.

        (c)   ACCELERATION.    Except as otherwise provided hereunder, the Committee may, in its discretion, accelerate the time at which an outstanding Award granted hereunder may be exercised. With respect to Restricted Stock, in the event of a public tender offer for all or any portion of the Shares of the Company, or in the event that any proposal to merge or consolidate the Company with another entity is submitted to the stockholders of the Company for a vote, the Committee, in its sole

9

discretion, may shorten or eliminate the Restriction Period consistent with the best interests of the Company.

        (d)   NO RIGHT TO EMPLOYMENT.    The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate. Further, the Company or any Affiliate may at any time dismiss a Participant from employment, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

        (e)   UNFUNDED STATUS OF THE PLAN.    Unless otherwise determined by the Committee, the Plan shall be unfunded and shall not create (or be construed to create) a trust or a separate fund or funds. The Plan shall not establish any fiduciary relationship between the Company and any Participant or other Person. To the extent any Person holds any right by virtue of the grant of an Award under the Plan, such right (unless otherwise determined by the Committee) shall be no greater than the right of an unsecured general creditor of the Company.

        (f)    GOVERNMENT AND OTHER REGULATIONS.    The obligation of the Company to make payment of Awards in Shares or otherwise shall be subject to all applicable laws, rules and regulations, and to such approvals by any government agencies as may be required. If Shares awarded hereunder may in certain circumstances be exempt from registration under the Securities Act of 1933, the Company may restrict its transfer in such manner as it deems advisable to ensure such exempt status.

        (g)   INDEMNIFICATION.    The Company shall indemnify and hold harmless each individual who is or at any time serves as a member of the Committee against and from:

          (i)    any loss, cost, liability or expense that may be imposed upon or reasonably incurred by such individual in connection with or resulting from any claim, action, suit or proceeding to which such individual may be a party or in which such individual may be involved by reason of any action or failure to act under the Plan; and

          (ii)   any and all amounts paid by such individual in satisfaction of judgment in any such action, suit or proceeding relating to the Plan.

        Each individual covered by this indemnification shall give the Company an opportunity, at its own expense, to handle and defend the same before such individual undertakes to handle and defend it on such individual's own behalf. In addition, such individuals shall also be entitled to any other rights of indemnification which such individuals may have under the certificates of incorporation or by-laws of the Company or any Affiliate, as a matter of law, or otherwise, or of any power that the Company or any Affiliate may have to indemnify such individual or hold such individual harmless.

        (h)   GOVERNING LAW.    The validity, construction and effect of the Plan, and any rules and regulations relating to the Plan, shall be determined in accordance with the laws of the State of Delaware and applicable federal law.

        (i)    SEVERABILITY.    If any provision of the Plan, any Award Agreement or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or as to any Person or Award, or would disqualify the Plan, any Award Agreement or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or, if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan, the Award Agreement or the Award, such provision shall be stricken as to such jurisdiction, Person or Award, and the remainder of the Plan, such Award Agreement and such Award shall remain in full force and effect.

        (j)    NO FRACTIONAL SHARES.    No fractional Shares shall be issued or delivered pursuant to the Plan, any Award Agreement or any Award, and the Committee shall determine whether cash, other

10

securities or other property shall be paid or transferred in lieu of any fractional Shares, or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

        (k)   HEADINGS.    Headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

        [Note: By virtue of a 3-for-1 stock split effected in connection with the initial public offering of the common stock of the Company in September, 1994, the number of shares of common stock of the Company issuable under the Plan was increased to 333,000 shares.]

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TESSCO TECHNOLOGIES INCORPORATED

1994 STOCK AND INCENTIVE PLAN

AMENDMENT NO. 1

(Approved July 1996)

        Notwithstanding any other provision of the Plan as heretofore amended, the aggregate number of Shares available with respect to which Awards may be granted is hereby increased by 239,500 to 572,500.

TESSCO TECHNOLOGIES INCORPORATED

1994 STOCK AND INCENTIVE PLAN

AMENDMENT NO. 2

(Approved August 13, 1999)

        Notwithstanding any other provision of the Plan as heretofore amended, the aggregate number of Shares available with respect to which Awards may be granted is hereby increased by 300,000 to 872,500.

TESSCO TECHNOLOGIES INCORPORATED

1994 STOCK AND INCENTIVE PLAN

AMENDMENT NO. 3

(Approved August 13, 1999)

        Notwithstanding any other provision of the Plan as heretofore amended, up to 50,000 Shares issuable under the Plan may be issued to nonemployee directors; provided, however, that each grant to a nonemployee director shall be made only upon the concurrence of a disinterested majority of the entire Board of Directors.

TESSCO TECHNOLOGIES INCORPORATED

1994 STOCK AND INCENTIVE PLAN

AMENDMENT NO. 4
(Approved July 20, 2000)

        Notwithstanding any other provision of the Plan as heretofore amended, the aggregate number of Shares available with respect to which Awards may be granted is hereby increased by 300,000 to 1,172,500.

THIS PROXY, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE PERSON SIGNING IT. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL NOMINEES NAMED BELOW FOR ELECTION AS DIRECTORS, "FOR" THE RE-ADOPTION AND EXTENSION OF THE COMPANY'S 1994 STOCK AND INCENTIVE PLAN, "FOR" THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT PUBLIC ACCOUNTANTS, AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.	Please mark your votes as indicated in this example

The Board of Directors recommends a vote "FOR" all nominees named in Proposal 1, and "FOR" Proposals 2 and 3.

1.	Proposal 1:	To elect two (2) directors for a three (3) year term ending at the Annual Meeting of Share-holders to be held in 2007 and until their respective successors are duly elected and qualify.
FOR all nominees listed below (except as marked to the contrary)	WITHHOLD AUTHORITY to vote for all nominees listed below
☐	☐
Nominees: 01 Jerome C. Eppler 02 Dennis J. Shaughnessy

INSTRUCTION: To withhold authority to vote for any individual nominee(s), strike a line through the name of the nominee(s) above.

2.	Proposal 2:	To approve the re-adoption of the Company's 1994 Stock and Incentive Plan and the extension of the date through which awards may be granted under the 1994 Plan to July 22, 2009.
FOR ☐	AGAINST ☐	ABSTAIN ☐
3.	Proposal 3:	To ratify the selection of Ernst & Young LLP as the Company's independent public accountants for fiscal year 2005.
FOR ☐	AGAINST ☐	ABSTAIN ☐

        The proxies named herein are hereby authorized to vote in their discretion upon any other matter which may properly come before the Annual Meeting or any adjournment or postponement thereof, including any proposal presented for any adjournment of the meeting.

Receipt of notice of the meeting and proxy statement is hereby acknowledged, and the terms of the notice and proxy statement are hereby incorporated by reference into this proxy. The undersigned hereby revokes all proxies heretofore given for said meeting or any adjournment or postponement thereof.

(Please sign, date and promptly return this proxy in the enclosed envelope. No postage is required if mailed in the United States.)

Signature	Signature	Date

(Please sign exactly as your name appears hereon. Executors, administrators, guardians, officers signing for corporations, trustees and attorneys should give full title. For joint owners, both owners should sign.)

/ FOLD AND DETACH HERE /

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time the business day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner
as if you marked, signed and returned your proxy card.

Internet http://www.eproxy.com/tess		Telephone 1-800-435-6710		Mail
Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

TESSCO TECHNOLOGIES INCORPORATED

ANNUAL MEETING OF SHAREHOLDERS, July 22, 2004
PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints ROBERT B. BARNHILL, JR. and ROBERT C. SINGER, and each of them, with full power of substitution to each, as proxy, to vote all shares which the undersigned is entitled to vote at the Annual Meeting of Shareholders of TESSCO Technologies Incorporated to be held Thursday, July 22, 2004 at 9:00 a.m., at the Company's offices located at 375 West Padonia Road, Timonium, Maryland 21093, and at any adjournment or postponement thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IT MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE BY SENDING WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY, BY TIMELY PROVIDING A LATER-DATED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

/ FOLD AND DETACH HERE /

QuickLinks

PROPOSAL 1. Election of Directors
PROPOSAL 2. To approve the readoption of the 1994 Stock and Incentive Plan and the extension of the date through which awards may be granted under the 1994 Plan to July 22, 2009.
PROPOSAL 3. Ratification of Independent Public Accountants
SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS
Equity Compensation Plan Information
Executive Compensation and Other Information
Compensation Committee Report on Executive Compensation
Stock Performance Graph
REPORT OF THE AUDIT COMMITTEE
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
CODE OF BUSINESS CONDUCT AND ETHICS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
SHAREHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING
OTHER MATTERS
AVAILABLE INFORMATION
Appendix B TESSCO Technologies Incorporated Audit Committee Charter
PURPOSE
ORGANIZATION
RIGHTS AND RESPONSIBILITIES
Appendix C TESSCO Technologies Incorporated Compensation Committee Charter
PURPOSE
ORGANIZATION
RESPONSIBILITIES
REPORTING
MANAGEMENT SUPPORT
Appendix D TESSCO Technologies Incorporated Nominating Committee Charter
PURPOSE
ORGANIZATION
RESPONSIBILITIES
REPORTING
Appendix E Readoption and Extension of the 1994 Stock and Incentive Plan
Appendix F TESSCO TECHNOLOGIES INCORPORATED 1994 STOCK AND INCENTIVE PLAN